UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Carriage Services, Inc.

(Name of Registrant as Specified In Its Charter)

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Carriage Services Notice of 2021 Annual Meeting of Stockholders and Proxy Satement May 18, 2021 Houston, Texas

CARRIAGE SERVICES, INC. 3040 Post Oak Boulevard, Suite 300 Houston, Texas 77056

April 5, 2021

Dear Fellow Stockholder:

We are pleased to invite you to the 2021 Annual Meeting of Stockholders of Carriage Services, Inc. (“Carriage”). The Annual Meeting will be held at 3040 Post Oak Boulevard, Suite 850, Houston, Texas 77056 on Tuesday, May 18, 2021, at 9:00 a.m., Central Standard Time. Whether or not you plan to attend the Annual Meeting, we ask that you participate by casting your vote at your earliest convenience.

Our Transformative High Performance in 2020 was driven by heroic work performed by our employees serving families in the face of an ever changing landscape from the Coronavirus Pandemic (the “Pandemic”). The courageous, creative and nimble leadership of so many within Carriage led to record financial performance.

As we continued to focus on the integration of our four large strategic transactions which closed at the end of 2019 and the beginning of 2020, the Pandemic rapidly evolved and the Carriage Team came together to quickly plan and pivot along the way. As Chairman and Lead Director of the Board of Directors, we could not be more proud of the leadership and skill on display at all levels within the Carriage Team.

The intense focus, beginning in September 2018, to build a new foundation of strategic leadership, execution, and accountability at all levels, which included material changes to everything from our Standards Operating Model to our Executive Team composition, had us well prepared for the challenging environment we all encountered in 2020, and which we continue to battle today. We believe that in 2021, Carriage is well positioned for unprecedented performance and valuation success over the next five years. However, despite the record performance of 2020, we will never become complacent, but rather remain focused on ensuring Carriage continues to provide the best service to every family that entrusts us to take care of their loved one, while also ensuring we provide our stockholders with exceptional value through thoughtful execution and savvy capital allocation.

We believe Carriage remains a unique value creation opportunity for stockholders, led by our team of A Player leaders who are driven and incentivized by our high performance incentive plans and “pay for performance” philosophy to compensation, which is led and supported by our Board of Directors. Speaking on behalf of the entire Board of Directors and our Executive Leadership Team, we remain committed to becoming recognized by institutional investors and those in our industry as a superior Consolidation, Operating and Value Creation Investment Platform by consistently allocating our precious capital, especially our growing Free Cash Flow, with disciplined savviness and flexibility among various investment options so as to maximize the intrinsic value of Carriage shares.

We hope you can join us on May 18th and we encourage you to read the Notice of Annual Meeting and Proxy Statement, which contains information about the voting options, instructions and descriptions of the proposals for this meeting. It is important that your voice is heard and your shares are represented at the Annual Meeting by casting your vote as soon as possible. Thank you for your belief in, and support of, Carriage and the nearly 3,000 men and women who lead our service and performance every day.

Sincerely,

Melvin C. Payne Chairman of the Board and Chief Executive Officer	Bryan D. Leibman Lead Director of the Board

CARRIAGE SERVICES, INC.

3040 Post Oak Boulevard, Suite 300

Houston, Texas 77056

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME: May 18, 2021 9:00 a.m. Central Time

MEETING AGENDA

1.  Elect two (2) class I directors to serve until the 2024 Annual Meeting;

2.  To approve, on an advisory basis, our 2020 Named Executive Officer compensation;

3.  Approve our proposed Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan;

4.  Approve our proposed First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan; and

5.  Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended 2021.

PLACE: Carriage Services, Inc. 3040 Post Oak Boulevard, Suite 850, Houston, Texas 77056
RECORD DATE: March 19, 2021

YOUR VOTE IS IMPORTANT - YOU CAN VOTE IN ONE OF THREE WAYS:

VIA THE INTERNET Visit the website listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope	IN PERSON Attend the Annual Meeting

We are pleased to continue taking advantage of the Notice & Access method of delivery for our Annual Report, Proxy Statement and other Proxy materials (collectively the “Proxy Materials”). The Proxy Materials will be available online as described in this Proxy Statement and hard copies will not be delivered, unless expressly requested by a stockholder.

We continue to monitor the COVID-19 situation and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If necessary, we may impose additional procedures or limitations on meeting attendees or determine that alternate Annual Meeting arrangements are advisable or required (i.e., a virtual-only meeting). If we determine that such alternative arrangements are advisable or required, then we will announce our decision and post additional information on our Investors Relations website at www.carriageservices.com and file a notice with the Securities and Exchange Commission (the “SEC”). Please check this website in advance of the Annual Meeting date if you are planning to attend in person.

On or about April 5, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) detailing how to access the Proxy Materials electronically and how to submit your proxy via the Internet. You are entitled to vote if you were a stockholder of record on March 19, 2021. The Notice also provides instructions on how to request and obtain paper copies of the Proxy Materials and proxy card or voting instruction form, as applicable. We continue to believe this process provides our stockholders with a convenient way to access the Proxy Materials and submit their proxies online, while reducing the environmental impact of our Annual Meeting and lowering the costs of printing and distribution.

If your shares are held in a stock brokerage account or by a financial institution or other record holder, follow the voting instructions on the form that you receive from them. The availability of telephone and internet voting will depend on their voting process. Please note that you will need the control number provided on your Notice of Internet Availability of Proxy Materials in order to submit your proxy online.

By order of the Board of Directors,

Steven D. Metzger

Senior Vice President, General Counsel & Secretary

April 5, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING

TO BE HELD ON TUESDAY, MAY 18, 2021

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2020 Annual Report to Stockholders are available at

www.carriageservices.com.

PROXY STATEMENT

This Proxy Statement is being furnished to you by the Board of Directors (our “Board”) of Carriage Services, Inc. (“Carriage Services,” “Carriage,” the “Company,” “we,” “us” or “our”) for use at our 2021 Annual Meeting of Stockholders (our “Annual Meeting”).

Annual Meeting Date and Location

We intend to hold our Annual Meeting in person at our offices at 3040 Post Oak Boulevard, Suite 850, Houston, Texas 77056, on Tuesday, May 18, 2021, at 9:00 a.m., Central Standard Time. If you plan to attend in person, please use the main lobby entrance where you will see an area to check in prior to entering the room.

We continue to monitor the COVID-19 situation and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If necessary, we may impose additional procedures or limitations on meeting attendees or determine that alternate Annual Meeting arrangements are advisable or required (i.e., a virtual-only meeting). If we determine that such alternative arrangements are advisable or required, then we will announce our decision and post additional information on our Investors Relations website at www.carriageservices.com and file a notice with the SEC. Please check this website in advance of the Annual Meeting date if you are planning to attend in person.

Delivery of Proxy Materials

Mailing Date and Delivery of Proxy Materials

On or about April 5, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our stockholders containing instructions on how to access the Proxy Materials and submit your proxy online. We have made these Proxy Materials available to you over the internet or, upon your request, have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies by the Board for the 2021 Annual Meeting.

Stockholders Sharing the Same Address

Each stockholder of record will receive one Notice of Internet Availability, regardless of whether you have the same address as another registered stockholder. If your shares are held in “street name” (that is, in the name of a financial institution, broker or other holder of record), applicable rules permit brokerage firms and the Company, under certain circumstances, to send one Notice of Internet Availability to multiple stockholders who share the same address. This practice is known as “householding.” Householding saves printing and postage costs by reducing duplicate mailings. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a “householding” consent you previously provided, you must contact your broker to revoke your consent. You may also contact the Company directly to request copies of materials by submitting a written request to our Corporate Secretary at 3040 Post Oak Boulevard, Suite 300, Houston, TX 77056. If your household is receiving multiple copies of the Notice of Availability and you wish to request delivery of a single copy, you should contact your broker directly.

Questions and Answers About Our Annual Meeting and Voting

Why am I receiving these proxy materials?

Our Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock, par value $.01 per share (the “Common Stock”) at the close of business on March 19, 2021, the record date for our Annual Meeting (the “Record Date”), and are therefore entitled to vote at our Annual Meeting.

2021 Proxy Statement        1

Proxy Statement

This Proxy Statement, along with a proxy card, is made accessible, free of charge to you, via the Internet at http://investors.carriageservices.com/annuals-proxies.cfm, or if elected, mailed to our stockholders on or about April 5, 2021. This Proxy Statement summarizes the information that you need to know in order to cast your vote at our Annual Meeting. As a stockholder, your vote is very important and our Board strongly encourages you to exercise your right to vote. You do not need to attend our Annual Meeting in person to vote your shares. Whether or not you plan to attend our Annual Meeting, we encourage you to vote your shares by voting via the Internet or completing, signing, dating and returning the enclosed proxy card in the envelope provided. See “About Our Annual Meeting – How do I vote my shares?” below.

What am I voting on and how does our Board recommend that I vote?

Proposal Number	Subject of Proposal	Recommended Vote	For details see pages starting on

1	Re-elect Melvin C. Payne and James R. Schenck to our Board as Class I Directors.	FOR the proposal	6

2	Approve, on an advisory basis, our Named Executive Officer compensation.	FOR the proposal	46

3	Approve our proposed Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan	FOR the proposal	47

4	Approve our proposed First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan	FOR the proposal	51

5	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	FOR the proposal	62

We will also transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board has appointed Melvin C. Payne, our Chief Executive Officer (“CEO”) and Chairman of the Board, and Steven D. Metzger, our Senior Vice President, General Counsel and Secretary, as the management proxy holders for our Annual Meeting. For stockholders who have their shares voted by duly submitting a proxy via the Internet, by mail, or in person at our Annual Meeting, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise.

Who is entitled to vote at the meeting?

You may receive notice of and vote at our Annual Meeting if you were a stockholder of record as of the close of business on the Record Date. As of the Record Date, there were 18,017,881 shares of Common Stock outstanding and entitled to vote.

How many votes can I cast?

You are entitled to one vote for each share of Common Stock you owned on the Record Date on all matters presented at our Annual Meeting.

Why is my vote important?

Your vote is important regardless of how many shares of Common Stock you own. Please take the time to vote. Please read the instructions below, choose the way to vote that is easiest and most convenient to you and cast your vote as soon as possible.

2        Carriage Services

Proxy Statement

What is the difference between a stockholder of record and a “street name” holder?

Most stockholders hold their shares through a financial institution, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

•

Stockholder of Record. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered to be the stockholder of record with respect to those shares, and you have the right to grant your voting proxy directly with the Company or to vote in person at our Annual Meeting.

•

Street Name Stockholder. If your shares are held by a financial institution, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and your financial institution, broker or other nominee is the stockholder of record. As the beneficial owner, you have the right to direct your financial institution, broker or other nominee how to vote your shares and are also invited to attend our Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at our Annual Meeting unless you obtain a legal proxy from the stockholder of record prior to attending our Annual Meeting giving you the right to vote the shares. In order to vote your shares, you will need to follow the directions your financial institution, broker or other nominee provides to you.

How do I vote my shares?

Stockholders of Record. There are three ways to vote:

INTERNET

To vote via the internet, go to “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. You may vote online until 11:59 p.m., Central Standard Time the day before the Annual Meeting.

BY MAIL

If you requested a copy of this Proxy Statement and proxy card and would like to vote by mail, please send your completed and signed proxy card in the prepaid envelope provided so that it is received in the mail by us by May 17, 2021. The shares you own will be voted according to the instructions on the proxy card that you provide. If you return your proxy card but do not mark your voting preference, the individuals named as proxies will vote your shares FOR all of the proposals described in this Proxy Statement.

IN PERSON

If you attend our Annual Meeting, you may vote by delivering your completed proxy card in person or by completing a ballot, which will be available at our Annual Meeting. Attending our Annual Meeting without delivering your completed proxy card or completing a ballot will not count as a vote. Submitting a proxy prior to our Annual Meeting will not prevent you from attending our Annual Meeting and voting in person.

Street Name Stockholder. There are three ways to vote:

BY METHODS LISTED ON VOTING INSTRUCTION FORM

Please refer to the voting instruction form or other information forwarded by your financial institution, broker or other nominee to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on the voting instruction form or other information they provided to you.

BY MAIL

You may indicate your vote by completing and signing your voting instruction card or other information forwarded by your financial institution, broker or other nominee and returning it to them in the manner specified in their instructions.

IN PERSON WITH A PROXY FROM THE RECORD HOLDER

You may vote in person at our Annual Meeting if you obtain a legal proxy from your financial institution, broker or other nominee. Please consult the voting instruction form or other information sent to you by the record holder to determine how to obtain a legal proxy in order to vote in person at our Annual Meeting.

May I change or revoke my vote?

Yes, if you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:

•	submitting written notice of revocation no later than May 17, 2021 to our home office, which is located at 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, Attn: Corporate Secretary;

2021 Proxy Statement        3

Proxy Statement

•	timely submitting a proxy with new voting instructions using the Internet voting system;

•	submitting a later dated proxy with new voting instructions by mail that is received at our home office by May 17, 2021; or

•	attending our Annual Meeting and voting your shares in person.

If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your financial institution, broker or other nominee in accordance with such entity’s procedures. Please refer to the materials that your financial institution, broker or other nominee provided to you.

What is a quorum?

A quorum is the presence at our Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on a matter at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. If a quorum is not present, our Annual Meeting may be adjourned or postponed until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at our Annual Meeting.

What are “broker non-votes” and abstentions and how do they affect voting results?

If you hold your shares in “street name,” you will receive instructions from your financial institution, broker or other nominee describing how to vote your shares. If you do not instruct your financial institution, broker or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (the “NYSE”).

There are also non-discretionary matters for which financial institutions, brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a financial institution, broker or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the financial institution, broker or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of the Class I Directors), Proposal 2 (Advisory Vote to Approve Our Named Executive Officer Compensation), Proposal 3 (Approval of the Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan), and Proposal 4 (Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan) and your shares will be considered “broker non-votes” with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 5 (Ratification of the Appointment of Grant Thornton LLP) in the discretion of the record holder.

Abstentions occur when stockholders are present at our Annual Meeting in person or by proxy but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. Abstentions will have no effect on the election of directors but will have the effect of a vote against the other proposals being considered at the meeting.

What vote is required to approve each proposal?

•

Proposal 1 (Election of the Class I Directors): To be elected, each director nominee must receive the affirmative vote of at least a majority of the votes of the shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. This means that the director nominees with more votes cast in favor of than votes withheld from the election will be elected. Broker non-votes will have no effect on the outcome of the vote for directors.

•	Proposal 2 (Advisory Vote to Approve Named Executive Officer Compensation): Approval of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of

4        Carriage Services

Proxy Statement

Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” on this proposal and will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on us, our Board or our Compensation Committee, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, us, our Board or our Compensation Committee. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

•

Proposal 3 (Approval of the Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan): Approval of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” on this proposal and will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

•

Proposal 4 (Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan): Approval of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” on this proposal and will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

•

Proposal 5 (Ratification of the Appointment of Grant Thornton LLP): Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares “entitled to vote” on this proposal and will have the same effect as a vote “Against” this proposal.

Who will bear the cost of soliciting votes for our Annual Meeting?

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, uploading to and hosting on the Internet, and printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders in connection with our Annual Meeting. In addition to this solicitation by internet or mail, certain directors, officers and employees may also solicit proxies on our behalf by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We reimburse financial institutions, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our Common Stock.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K with the SEC within four business days of our Annual Meeting.

May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

You may submit proposals for consideration at future annual meetings. See “Stockholder Proposals for the 2022 Annual Meeting” for information regarding the submission of stockholder proposals for next year’s Annual Meeting.

How do I get directions to the Annual Meeting?

For directions to the Annual Meeting, please contact our Corporate Secretary at (713) 332-8400.

2021 Proxy Statement        5

PROPOSAL NO. 1:

ELECTION OF CLASS I DIRECTORS

We currently have seven directors on our Board who each serve staggered three-year terms. At our Annual Meeting, the stockholders will re-elect two individuals to serve as our Class I Directors for a new three-year term expiring on the date of our 2024 Annual Meeting and until their successors are duly elected and qualified. This classification of our Board may have the effect of delaying or preventing changes in control of our Company.

Our Corporate Governance Committee has recommended that we nominate Melvin C. Payne and James R. Schenck for re-election at our Annual Meeting to serve as our Class I Directors for a new three-year term. Proxies may be voted for each of the Class I Directors. The biographical description for Mr. Payne and Mr. Schenck are included below.

On June 26, 2020, William W. Goetz resigned as the President and Chief Operating Officer of the Company, as well as resigning his position as a member of the Board, as a Class II director.

On July 30, 2020, Dr. Achille Messac was elected to serve as a member of the Board as a Class II director with a term expiring on the date of our 2022 Annual Meeting.

Directors are elected by a majority of votes cast. Our bylaws provide that in an uncontested election if the nominee director does not receive a majority of the votes cast, the nominee must promptly deliver a written resignation to our Board and will continue to serve as a holdover director until the effective date of the director’s resignation, which may be no later than 120 days after the date of the election. Our Board, by a majority vote, is then required to promptly determine whether to accept the resignation of the director or decline to accept the resignation. If our Board declines to accept the resignation, the director may continue to serve as long as the director received a plurality of the votes cast. If our Board accepts the resignation, the directorship will become vacant and the Board may then fill the vacancy by a majority vote. In the event of a contested election of directors, our bylaws provide that directors will be elected by the vote of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election of directors.

Independence	Age	Tenure

6        Carriage Services

Proposal No. 1 Election of Class I Directors

Skills and Qualifications

Industry Experience	1

Senior Leadership Experience				7

Risk Oversight and Management Experience			6

Operations Experience		5

Regulatory Experience			6

Finance / Accounting		5

Our Board believes that each of our directors is highly qualified to serve as a member of our Board. In particular, our Board seeks individuals who demonstrate:

•	A deep, genuine belief, understanding and commitment to our Being The Best Mission Statement and Five Guiding Principles;

•	Business and investment savvy, including an owner-oriented attitude and conviction that Carriage has evolved into a high value, superior investment platform; and

•	An ability to make a meaningful contribution and engagement to our Board’s oversight of all elements and linkages of our High Performance Culture Framework.

Described below are the principal occupations, positions and directorships for at least the past five years of our director nominees and continuing directors, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve on our Board. There are no family relationships among any of our directors or executive officers.

2021 Proxy Statement        7

Proposal No. 1 Election of Class I Directors

Nominees for Director

Melvin C. Payne Co-Founder of Carriage Age: 78 Director since 1991 Committees: • None

Melvin C. Payne, co-founder of Carriage, has served as our CEO and a director since our inception in 1991, and as Chairman of the Board since December 1996. Prior to co-founding Carriage, Mr. Payne held a variety of financial and executive leadership roles, including serving as an Executive Vice President for WEDGE Group where he focused on leveraged buyouts; serving as Chief Financial Officer and then President and Chief Executive Officer for Independent Refining Company; serving as Head of the Chemical Division for Texas Commerce Bank; and overseeing the analysis and private placement of industrial and commercial loans at Prudential Insurance Company.

Additional Qualifications:

Mr. Payne, a Vietnam Veteran, earned his Bachelors in Chemical Engineering from Mississippi State University and his MBA from Tulane University.

James R. Schenck President and Chief Executive Officer of Pentagon Federal Credit Union (“PenFed”) Age: 54 Director since 2016 Committees: • Compensation • Audit • Corporate Governance (Chair)

James R. Schenck has been the President and Chief Executive Officer of Pentagon Federal Credit Union (“PenFed”), one of the largest credit unions in the country, since 2014. Prior to that, he served as the Executive Vice President for PenFed and President of its wholly owned subsidiary, PenFed Realty. Prior to joining PenFed, Mr. Schenck served on the Army Staff in the Office of the Deputy Chief of Staff for Operations and Plans before his selection to serve as a Special Assistant to the Secretary of the Army. He also currently serves as Chief Executive Officer of the PenFed Foundation which provides support to military, veterans and their families, along with serving on the boards of the US Chamber of Commerce, Northern Virginia Chamber of Commerce, Northern Virginia Technology Council, and Lasermax Defense. Mr. Schenck graduated from the United States Military Academy West Point and is a graduate of Harvard Business School.

Additional Qualifications:

Mr. Schenck brings extensive executive leadership, along with a background in entrepreneurial growth and merger and acquisitions, to our Board.

You may not cumulate your votes in the election of the Class I Director nominees. You may withhold authority to vote for the nominee for director. If a nominee becomes unable to serve as a director before our Annual Meeting (or decides not to serve), the individuals named as proxies will vote, in accordance with instructions provided, for such other nominee as we may designate as a replacement or substitute, or our Board may reduce the size of the Board to eliminate the vacancy.

BOARD RECOMMENDATION

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEES.

8        Carriage Services

Proposal No. 1 Election of Class I Directors

Continuing Directors

Barry K. Fingerhut Chief Executive Officer of Certification Partners, LLC Age: 75 Director since 2012 Committees: • Compensation (Chair) • Audit • Corporate Governance

Barry K. Fingerhut has served as the Chief Executive Officer and majority equity owner of Certification Partners, LLC, a developer and global distributor of vendor neutral IT content and certifications, since the fall of 2010. Prior to 2010, he focused much of his career investing in small capitalization companies in the for-profit education and training industry, financial services industry, as well as other industries. Currently, he serves on a number of private company and non-profit Boards. Mr. Fingerhut previously served on our Board from 1995 through 1999. He received a BS with distinction from the University of Maryland and an MBA with distinction in Finance/Investments from New York University.

Additional Qualifications:

Mr. Fingerhut brings to the Board extensive and broad investment experience along with significant historical knowledge of Carriage.

Dr. Achille Messac Dean of Engineering for Howard University and Mississippi State University Age: 64 Director since 2020 Committees: • Compensation • Audit • Corporate Governance

Dr. Achille Messac previously served as the Dean of Engineering for Howard University, as well as for Mississippi State University. Prior to his leadership roles at those institutions, Dr. Messac served as a senior member of the technical staff at Draper Laboratory where he contributed to work in critical areas of aerospace engineering, including work for the Space Shuttle and Space Station. Dr. Messac has also served on the Board and as Faculty Senate President for Rensselaer Polytechnic Institute, as Department Chair and professor at Syracuse University, as professor at Northeastern University, and has served on the Board of the American Institute of Aeronautics and Astronautics. Dr. Messac received his BS, MS and PhD from MIT in aerospace engineering and is a Fellow of the American Institute of Aeronautics and Astronautics, The American Society of Mechanical Engineering, and The American Association for the Advancement of Science.

Additional Qualifications:

Dr. Messac brings to the Board extensive leadership in the aerospace and higher education technological fields, which included significantly advancing performance, strategic capital allocation, and fiscal effectiveness. Additionally, his leadership and past experiences, along with leading roles in strategic planning, resulted in successful approaches to advance diversity, equity and inclusion initiatives in conjunction with performance.

2021 Proxy Statement        9

Proposal No. 1 Election of Class I Directors

Bryan D. Leibman President and Chief Executive Officer of Frosch Travel Age: 52 Director since 2015 Committees: • Compensation • Audit • Corporate Governance

Bryan D. Leibman has been the President and Chief Executive Officer of Frosch Travel, a privately held global travel management company, since 2000. He is a certified physician who opted to pursue his passion for business and entrepreneurship by joining and leading his family’s successful travel business in 1998. Mr. Leibman received a BA from Brown University and an MD from Baylor College of Medicine.

Additional Qualifications:

Mr. Leibman brings executive leadership experience, along with a strong background in entrepreneurial growth and extensive experience in mergers and acquisitions to our Board.

Donald D. Patteson, Jr. Chairman of the Board of Directors of Sovereign Business Forms, Inc. (“Sovereign”) Age: 75 Director since 2011 Committees: • Compensation • Audit (Chair) • Corporate Governance

Donald D. Patteson, Jr. was the founder and, prior to its sale in June 2014, the Chairman of the Board of Directors of Sovereign Business Forms, Inc. (“Sovereign”), a consolidator in a segment of the printing industry. He also served as Chief Executive Officer of Sovereign from August 1996 until his retirement in August 2008. Prior to founding Sovereign, he served as Managing Director of Sovereign Capital Partners, an investment firm specializing in leveraged buyouts. Mr. Patteson received a BA and an MBA with a concentration in finance from the University of Texas.

Additional Qualifications:

Mr. Patteson brings to the Board his executive experience as a Chief Executive Officer and Chief Financial Officer, enabling him to provide the Board with executive and financial management expertise, as well as experience with major financial transactions. He also served on the Board of Directors of Rosetta Resources Inc. and Cal Dive International, Inc. until 2015.

10        Carriage Services

Proposal No. 1 Election of Class I Directors

Douglas B. Meehan Deputy Chief Investment Officer for van Biema Value Partners, LLC Age: 49 Director since 2018 Committees: • Compensation • Audit • Corporate Governance

Douglas B. Meehan has served as the Deputy Chief Investment Officer for van Biema Value Partners, LLC, an investment management firm, since 2012. Prior to joining van Biema Value Partners, Mr. Meehan worked as a research analyst at a proprietary securities fund within Sentinel Real Estate Corp., a privately held real estate investment advisor in New York. He also worked with Duma Capital Partners, a multi-strategy hedge fund, as a research analyst. Mr. Meehan received a BA in Philosophy from Columbia University, a PhD in Philosophy and Cognitive Science from the City University Graduate Center, and an MBA from Columbia Business School, where he participated in the Applied Value Investing Program.

Additional Qualifications:

Mr. Meehan brings to the Board his extensive financial markets and real estate experience, as well as experience with sophisticated transactions.

2021 Proxy Statement        11

CORPORATE GOVERNANCE

Board Leadership Structure

Carriage was founded with the Mission Statement to be the most professional, ethical and highest quality funeral and cemetery service organization in our industry, which we have shortened for communication purposes to Being The Best and which is achieved through alignment with our Five Guiding Principles:

•	Honesty, Integrity and Quality in All That We Do

•	Hard work, Pride of Accomplishment, and Shared Success Through Employee Ownership

•	Belief in the Power of People Through Individual Initiative and Teamwork

•	Outstanding Service and Profitability Go Hand-in-Hand

•	Growth of the Company Is Driven by Decentralization and Partnership

All of our directors, officers and employees must be aligned with these Five Guiding Principles to ensure outstanding execution of our three core models and all other elements and linkages of Carriage’s High Performance Culture Framework. While our commitment is to all Five Guiding Principles equally, there is a reason why the First Guiding Principle is the First of the Five; because it is the foundation and cornerstone Guiding Principle upon which our Mission of Being The Best and other Four Guiding Principles are built upon.

At a high level, commitment to our Mission Statement and alignment with our Five Guiding Principles, together with a relentless focus to execute our Good To Great Concepts such as “First Who, Then What” and “Right People in the Right Seats”, is what drives our high performance operating results. Our Board understands the importance and uniqueness of these qualitative drivers of Carriage’s High Performance Culture as being critical towards our ability to execute sustainable, high performance quantitative results consistently over time through outstanding execution of our three core models. Our Board also fundamentally understands that the biggest continuing risk for the Company is that executive and senior leadership will not continue the evolution of our unique High Performance Culture ideas and concepts. Our continued success and effective risk management emanates from being highly selective about leadership of the Company and finding leaders who are aligned with our Five Guiding Principles and the idea of Carriage as a High Performance Culture Company. We utilize a 4E Leadership Model, initially developed by Jack Welch at General Electric and then tailored and evolved in our unique culture, to select and assess our leaders at all levels of the Company. 4E Leaders have a winning, entrepreneurial, competitive spirit and want to make a difference in Carriage’s sustainable high performance and reputation over time.

Melvin C. Payne, our co-founder and largest individual stockholder, is our CEO and Chairman of our Board. Our Board believes that it is in the best interest of Carriage and its stockholders for Mr. Payne to serve as both our CEO and Chairman of our Board, based upon Mr. Payne’s specific expertise, unique knowledge of the Company, passion and long-term vision for Carriage. This arrangement provides a clear, unified strategic vision and 4E Leadership approach for Carriage, ensures partnership and alignment between senior leadership and our Board, and enables the Company to continue its evolution as a High Performance Culture Company that just happens to be in the funeral and cemetery service business. Mr. Payne is also best positioned to lead our Board through reviews of key business and strategic issues and, most importantly, to lead the Board’s understanding of the linkage of Carriage’s unique High Performance Culture to the Company becoming recognized as a superior Consolidation, Operating and Value Creation investment platform.

Our Compensation Committee performs an annual evaluation of our CEO’s performance. As part of that annual evaluation and long-term planning, our Corporate Governance Committee is charged with evaluating the succession of our CEO. Mr. Payne agreed to an extension of his employment agreement on February 17, 2021, which will ensure his continued leadership as CEO for an additional seven years. As

12        Carriage Services

Corporate Governance

part of his extension, Mr. Payne confirmed that he intends to be involved with the Company as long as his health is good and he is adding value with his energy, passion and vision for Carriage and commitment to mentoring 4E Leaders for the future; nevertheless, the Corporate Governance Committee annually considers and discusses CEO succession planning. The Board also periodically reviews our leadership structure to determine if it is still appropriate in light of the Company’s specific circumstances and needs and any other relevant factors.

We also have the position of Lead Director, who is required to be qualified as independent and appointed by a majority of the independent directors. The Lead Director’s role is to lead and facilitate the function of our Board independently and to enhance the quality of our Board by facilitating their deeper understanding of Carriage’s High Performance Culture Framework. The Lead Director presides at the executive sessions of the independent directors during quarterly Board meetings. Bryan D. Liebman currently serves as our Lead Director.

Risk Oversight of the Board

We believe that the oversight function of our Board and its committees combined with active dialogue with senior leadership about effective risk management relative to continuously assessing for the “Right Who” leaders and the Right Quality of Staff at all levels, provides our Company with the appropriate framework to help ensure effective risk oversight. There is a fundamental Board understanding that one of our biggest risk areas for the Company is not having or not hiring the “Right Who” senior leadership in the future, and that hiring the “Wrong Who” senior leadership, including and especially the CEO in case Mr. Payne was for some reason unable to fulfill his CEO responsibilities, could have a major negative impact on the nature of Carriage’s High Performance Culture.

Additionally, in executing this responsibility, our Board provides their oversight, including risk oversight and a significant amount of time is spent by our Board and committees, in conjunction with senior leadership, discussing how we identify, assess and manage our most significant risk exposures with respect to our Company, leadership and people. For example, during 2020, those processes included monthly update calls outside of quarterly Board meetings to discuss impacts from the Pandemic on the business and how senior leadership was addressing those impacts. The Board was also involved in regular discussions during operational and strategic reviews with the Company’s senior leadership, as well as discussions surrounding the programs, policies, processes and controls related to the Company’s financial activities and performance; controllership and financial reporting; executive officer development and evaluation; compliance with the Company’s Code of Business Conduct and Ethics; applicable laws and regulations; information technology; and internal audits. Our Board also relies on each of its committees to help administer its oversight duties for those areas which they have oversight responsibilities.

Director Qualification, Experience and Tenure

Our Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of new Board members as well as the composition of our Board with significant input from our senior leadership team.

It is the position of our Corporate Governance Committee that, as a company of our size in the specialized field of death care, it is important for our directors to understand, support and align with our culture. Thus, we strive to seek individuals who demonstrate the following characteristics or attributes:

•	A deep, genuine belief, understanding and commitment to our Being The Best Mission Statement and Five Guiding Principles;

•

Business and investment savvy, including an owner-oriented attitude and conviction that we have evolved into a superior stockholder value creation investment platform and therefore represent a superior long-term investment opportunity; and

•	An ability to make a meaningful contribution and engagement to our Board’s oversight of all elements and linkages of our High Performance Culture Framework.

2021 Proxy Statement        13

Corporate Governance

As a result, it is difficult to define what the perfect director candidate looks like. For Carriage, diversity of all kinds, including, but not limited to, experience, age, gender, ethnic background, skills, perspective and background are important contributing factors to effective decision-making. Thus, the Corporate Governance Committee believes it is in the best interest of Carriage to identify the best candidates for its board, cognizant of diversity in all forms and will continue to find ways to ensure that it is doing so.

While no director may serve on more than five other public company boards or on the audit committee for more than two other public company boards, we prefer candidates that are singularly focused on Carriage’s uniqueness and not on being a “Professional Board Member.” We currently have no established term limits or age restrictions, as we do not wish to risk losing the contribution of directors who have been able to develop an increasing insight and deep understanding into our unique High Performance Culture Framework.

We currently have seven directors on our Board who each serve staggered three-year terms. Six directors are independent. The average age of all directors currently serving on our Board is 64 years. The average age of all independent directors is 61 years. The average tenure of all independent directors is 9 years.

Director Nomination Process

Our Corporate Governance Committee, with assistance from internal and external resources as the Committee desires, identifies potential candidates for our Board based upon the criteria set forth above. Once a potential candidate is identified and the individual expresses a willingness to be considered for election to our Board, our Corporate Governance Committee and Mr. Payne will request information from the candidate, review the individual’s qualifications, and conduct one or more interviews with the candidate. When this process is complete, our Corporate Governance Committee tenders its recommendation to our full Board for consideration.

Our Corporate Governance Committee will also consider candidates recommended by stockholders in the same manner. A stockholder may recommend nominees for director by giving our Corporate Secretary a written notice not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. For our 2022 Annual Meeting of Stockholders, the deadline will be February 17, 2022, based upon this year’s meeting occurring on May 18, 2021. The notice must include the name and address of the stockholder giving notice and the number of shares of Common Stock beneficially owned by the stockholder. The notice must also include the nominee’s full name, age, business address, principal occupation or employment, the number of shares of Common Stock that the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the nominee’s written consent to the nomination and to serve, if elected.

14        Carriage Services

Corporate Governance

Organization and Committees of Our Board

During 2020, our Board met 5 times and acted by unanimous written consent 9 additional times. Each of the directors attended all of the meetings of our Board except for Mr. Leibman who was unable to attend the meeting held on May 19th. Each year we hold the Annual Meeting on the same day as our Board and Committee meetings such that all directors may attend the Annual Meeting. All of our then current directors attended the 2020 Annual Meeting of Stockholders virtually, excluding Mr. Leibman.

Our Board has a Compensation, Audit and Corporate Governance Committee. The current members of each committee as of the Record Date are identified in the table below. Each of these committees has its own charter, and a copy of the current version is available on our website at www.carriageservices.com. The functions of each committee and the number of meetings held during 2020 are described below.

Director	Compensation	Audit	Corporate Governance

Melvin C. Payne(*)	—	—	—

Bryan D. Leibman(I)(L)	X	X	X

Barry K. Fingerhut(I)	Chairman	X	X

Douglas B. Meehan(I)	X	X	X

Dr. Achille Messac(I)	X	X	X

Donald D. Patteson, Jr.(I)	X	Chairman	X

James R. Schenck(I)	X	X	Chairman
(*)	As CEO of the Company, Mr. Payne is not independent.
(I)	Independent Director.
(L)	Lead Director.

Compensation Committee.

Our Compensation Committee’s principal functions and responsibilities are to:

•	review, evaluate and approve our executive officer compensation plans, policies and programs;

•	recommend to our Board non-employee director compensation plans, policies and programs;

•	produce the Compensation Committee Report on executive compensation for inclusion in our proxy statement for our Annual Meeting of Stockholders;

•	administer, review and approve grants under our stock incentive plans; and

•	perform such other functions as our Board may assign from time to time.

Generally, our Board has charged our Compensation Committee with the overall responsibility for establishing, implementing and monitoring the compensation for our executive officers and senior leadership team. Executive compensation matters are presented to the Compensation Committee in a variety of ways, including: (1) at the request of our Compensation Committee Chairman or two or more members of the Compensation Committee or two members of our Board, (2) in accordance with our Compensation Committee’s agenda, which is reviewed by our Compensation Committee members and other directors on an annual basis, (3) by our CEO or (4) by our Compensation Committee’s outside compensation consultant, if a consultant is engaged by our Compensation Committee.

To the extent permitted by applicable law, our Compensation Committee may delegate some or all of its authority under its charter to its chairman, any one of its members, or any subcommittees it may form when it deems such action appropriate. Mr. Payne, as our Chairman of the Board and CEO, makes recommendations on compensation decisions for those other than himself based on the individual performance of each executive officer or senior leader and the Company’s overall performance. Management’s role in determining executive compensation includes:

•

developing, summarizing and presenting compensation information and analysis to enable our Compensation Committee to execute its responsibilities, as well as addressing specific requests for information from our Compensation Committee;

2021 Proxy Statement        15

Corporate Governance

•

developing recommendations for individual executive officer and senior leadership bonus plans for consideration by our Compensation Committee and reporting to our Compensation Committee regarding achievement against the bonus plans;

•	preparing long-term incentive award recommendations for our Compensation Committee’s approval; and

•	attending our Compensation Committee’s meetings as requested in order to provide additional information, respond to questions and otherwise assist our Compensation Committee.

Our Compensation Committee makes all final decisions regarding executive officer compensation.

Our Compensation Committee met 6 times during 2020 and acted by unanimous written consent 5 additional times. Each member of our Compensation Committee was present at all meetings. Our Board has determined that all of the members of the committee are independent under the listing standards of the NYSE and the rules of the SEC. Each of the members of the committee is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act, and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Audit Committee.

Our Audit Committee’s principal functions and responsibilities are to:

•	assist our Board in fulfilling its oversight responsibilities regarding the:

•	integrity of our financial statements and financial reporting process, and our systems of internal accounting and financial controls;

•

qualifications and independence of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other review or attestation services for Carriage;

•	performance of our internal audit function and independent auditors;

•	whistleblower hotline and associated reporting procedures; and

•	compliance by Carriage with legal and regulatory requirements.

•	perform such other functions as our Board may assign to our Audit Committee from time to time.

In connection with these purposes, our Audit Committee annually selects, engages and evaluates the performance and ongoing qualifications of, and determines the compensation for, our independent registered public accounting firm and confirms its independence. The Audit Committee also reviews our annual and quarterly financial statements and meets with our management and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax and regulatory matters and significant internal policies.

Our Audit Committee met 4 times during 2020 and did not act by unanimous written consent. All committee members were present at such meetings, except for Mr. Leibman who was unable to attend the meeting held on May 19th. All members of our Audit Committee are independent as defined in the NYSE’s listing standards and by Rule 10A-3 promulgated under the Exchange Act. Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Patteson has the necessary accounting and financial expertise to serve as Chairman. Our Board has also determined that Mr. Patteson is an “audit committee financial expert” following a determination that he met the criteria for such designation under the SEC’s rules and regulations. See the “Audit Committee Report” on page 54 for additional information regarding our Audit Committee.

Corporate Governance Committee.

Our Corporate Governance Committee’s principal functions and responsibilities are to:

•	assist our Board by identifying individuals qualified to become Board members, and to recommend to our Board the director nominees for the next Annual Meeting of Stockholders;

•	assist our Board with succession planning for our CEO and other members of the Executive Leadership Team;

16        Carriage Services

Corporate Governance

•	lead our Board in its annual review of the performance of our Board and its committees;

•	review the Company’s compliance programs, including, but not limited to, the Code of Business Conduct and Ethics and the Insider Trading and Anti-Hedging Policy; and

•	perform such other functions as our Board may assign to our Corporate Governance Committee from time to time.

Our Corporate Governance Committee met 2 times during 2020 and did not act by unanimous written consent. All committee members were present at such meetings.

Director Independence

In accordance with applicable laws, regulations, our Corporate Governance Guidelines, and the rules of the NYSE, our Board must affirmatively determine the independence of each director and director nominee. Accordingly, our Board determined that Messrs. Fingerhut, Leibman, Meehan, Messac, Patteson, and Schenck do not have a material relationship with Carriage (either directly or as a partner, stockholder or officer of an organization that has a material relationship with Carriage) and are “independent” as defined under the NYSE’s listing standards and by the SEC under Item 407(a) of Regulation S-K.

Mr. Payne is not independent because he is an employee of Carriage and currently serves as our CEO and Chairman of our Board.

Board’s Interaction with Stockholders

Our CEO and Executive Leadership Team are responsible for establishing effective communication with our stockholders. Independent directors are not precluded from meeting with stockholders, but where appropriate, our CEO or other members of our Executive Leadership Team should be present at such meetings.

Stockholders and other interested parties may contact any member of our Board or any of its committees by addressing any correspondence in care of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056; Attn: Corporate Secretary. In the case of communications addressed to the independent directors, our Corporate Secretary will send appropriate stockholder communications to the Lead Director. In the case of communications addressed to a committee of our Board, our Corporate Secretary will send appropriate stockholder communications to the Chairman of such committee.

Annual Evaluations

In accordance with our Corporate Governance Guidelines, our Board performs annual self-evaluations. These self-evaluations are conducted through written questionnaires circulated typically in January prior to the first regularly scheduled meeting of the Board. At the first regularly scheduled Board meeting before the Annual Meeting of Stockholders, detailed results of the self-evaluations are provided to the Corporate Governance Committee Chairman and discussed at the Board meeting.

Corporate Governance Guidelines, Business Conduct and Ethics

We are committed to integrity, reliability and transparency in our disclosures to the public, all characteristics consistent with our First Guiding Principle, “Honesty, Integrity and Quality in All That We Do.” To evidence this commitment, our Board has adopted charters for its committees, Corporate Governance Guidelines and a Code of Business Conduct and Ethics. These documents provide the framework for our corporate governance. Our Code of Business Conduct and Ethics requires that all of our directors, officers and employees must be in alignment with our Five Guiding Principles to achieve our Mission Statement of being the most professional, ethical and highest quality service organization in the funeral and cemetery industry.

A complete copy of the current version of each of these documents is accessible through our website at www.carriageservices.com or you may receive copies free of charge by writing to us at Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, Attn: Corporate Secretary.

2021 Proxy Statement        17

Corporate Governance

Corporate Social Responsibility

One of our key guiding principles is “Belief in the Power of People Through Individual Initiative and Teamwork.” This translates to a decentralized and collaborative decision-making style rather than a top-down approach. Employees across the country are encouraged and empowered to engage in a meaningful way with their communities, whether that be through volunteer activities, awareness seminars, veteran outreach or other opportunities. Moreover, we provide health and safety training to a number of our employees in key roles who have the potential to meaningfully impact the health and safety of our employees and others. We also provide educational assistance to our employees in an effort to support ongoing growth and contributions, both professionally and personally.

Compensation Committee Interlocks and Insider Participation

During 2020, Messrs. Fingerhut, Leibman, Meehan, Messac, Patteson and Schenck served on our Compensation Committee. None of Messrs. Fingerhut, Leibman, Meehan, Messac, Patteson or Schenck has at any time been an officer or employee of our Company nor had any substantial business dealings with us. None of our Named Executive Officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

18        Carriage Services

DIRECTOR COMPENSATION

General

We compensate our non-employee directors through cash payments or unrestricted shares of Common Stock, as elected by the Board member, including retainers. Our Director Compensation Policy for 2020 provides the following:

Annual Retainer(1)

Board – Independent Director	$140,000

Board – Lead Director	$ 10,000	(2)

Audit Committee

Chair	$ 10,000

Member	$ —

Compensation Committee

Chair	$ 5,000

Member	$ —

Corporate Governance Committee

Chair	$ 5,000

Member	$ —
(1)	Paid on a quarterly basis in either cash or Common Stock. Retainers are not paid to employee directors.
(2)	The Lead Director receives this annual retainer in addition to the retainer paid to other Independent Directors.

Our Director Compensation Policy provides the option for any director to elect to receive their annual retainer, which is paid in quarterly installments, in unrestricted shares of our Common Stock by providing to us written notice. The number of shares of such Common Stock shall be determined by dividing the cash amount of the retainer by the closing price of our Common Stock on the date of grant, which shall be the last business day of each quarter. Such Common Stock shall vest immediately upon grant. Any written notice to receive the retainer in Common Stock shall remain in effect until notice otherwise is made in writing.

Our Director Compensation Policy also provides that any new independent director will receive a grant of $25,000 (in addition to the independent director annual retainer prorated at the time the new director is admitted to the Board) upon appointment or election to the Board, which can be taken in cash or unrestricted shares of our Common Stock. The number of shares of such Common Stock will be determined by dividing the cash amount by the closing price of our Common Stock on the date of grant, which will be the date of admission to the Board. Pursuant to our Director Compensation Policy any such new director grant shall vest immediately.

Our Director Compensation Policy further provides that our employee directors are not separately compensated for their service as directors.

2021 Proxy Statement        19

Director Compensation

Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2020:

Name	Fees Paid in Cash	Fee Paid in Stock(1)	Stock Awards(2)	Total

Barry K. Fingerhut	$ 100	$144,900	$ —	$145,000

Bryan D. Leibman	$ 50,048	$ 99,952	$ —	$150,000

Donald D. Patteson, Jr.	$110,033	$ 39,967	$ —	$150,000

James R. Schenck	$ 100	$144,900	$ —	$145,000

Douglas B. Meehan	$ 47	$139,953	$ —	$140,000

Dr. Achille Messac	$ 28	$ 58,945	$24,994	$ 83,967
(1)

Reflects the aggregate fair value of the unrestricted shares of Common Stock issued as payment for the quarterly retainers. The fair value is based on the closing stock price on the last trading day of the respective period as follows:

	Barry K. Fingerhut	Bryan D. Leibman	Donald D. Patteson, Jr.	James Schenck	Douglas B. Meehan	Dr. Achille Messac

March 31, 2020

Number of shares	2,244	1,547	619	2,244	2,167	—

Stock price	$16.15	$16.15	$16.15	$16.15	$16.15	$ —

June 30, 2020

Number of shares	1,999	1,379	551	1,999	1,931	—

Stock price	$18.12	$18.12	$18.12	$18.12	$18.12	$ —

September 30, 2020

Number of shares	1,624	1,120	448	1,624	1,568	1,074

Stock price	$22.31	$22.31	$22.31	$22.31	$22.31	$22.31

December 31, 2020

Number of shares	1,156	798	319	1,156	1,117	1,117

Stock price	$31.32	$31.32	$31.32	$31.32	$31.32	$31.32
(2)

On July 30, 2020, our Board elected Dr. Achille Messac to serve as a Class II Director until the 2022 Annual Meeting of Shareholders. Our Director Compensation Policy provides that any new independent director will receive a grant of $25,000 payable in cash or unrestricted shares of our Common Stock upon being elected a member of the Board. Concurrently with his appointment, the Board issued Dr. Messac 1,082 shares of our Common Stock at the closing price on the grant date of $23.10, which vested immediately.

20        Carriage Services

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Management

The following table sets forth, as of March 19, 2021, the number of shares beneficially owned and the percentage of the Common Stock held by: (1) each of our directors and director nominees, (2) our Principal Executive Officer and Principal Financial Officer, (3) our other executive officers named in the Summary Compensation Table set forth under “Executive Compensation,” and (4) all our current executive officers and directors as a group. Under the rules of the SEC, on any day, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days of such date through the exercise of currently available conversion rights or options. Except as otherwise stated in the notes to the table, each person named in the table below has sole voting and investment power with respect to the shares indicated.

Beneficial Owner	Common Stock	Stock Options(1)	Number of Shares Beneficially Owned	Percent of Common Stock

Melvin C. Payne(2)(3)	1,271,829	281,380	1,553,209	8.6%

Shawn R. Phillips	78,553	115,220	193,773	1.1%

C. Benjamin Brink(4)	23,858	68,920	92,778	*

Viki K. Blinderman(5)	34,312	6,980	41,292	*

Steven D. Metzger	4,708	—	4,708	*

Donald D. Patteson, Jr.	58,647	—	58,647	*

Bryan D. Leibman(6)	32,257	—	32,257	*

James R. Schenck	23,012	—	23,012	*

Barry K. Fingerhut	21,104	—	21,104	*

Douglas B. Meehan	14,554	—	14,554	*

Dr. Achille Messac	4,073	—	4,073	*

All current directors and executive officers as a group (11 persons)	1,566,907	472,500	2,039,407	11.3%

*	Indicates less than 1%.
(1)

The ownership of stock options shown in the table includes shares of Common Stock which may be acquired within 60 days upon the exercise of outstanding stock options granted under our stock option plans. For unexercisable stock options, see “Executive Compensation – Outstanding Equity Awards at Fiscal Year-End” in this Proxy Statement.

(2)

Mr. Payne’s holdings include 4,164 shares of Common Stock held in an Annuity Trust for Mr. Payne’s benefit, 4,164 shares of Common Stock held in an Annuity Trust for Mr. Payne’s spouse’s benefit and 24,354 shares of Common Stock held by Mr. Payne’s spouse.

(3)	Mr. Payne has 1.1 million shares of his Common Stock in a taxable brokerage account, which was opened in October 2012, against which there is a margin line of credit limit of $5.5 million.
(4)	Mr. Brink’s holdings include 4,576 shares held jointly by himself and his spouse.
(5)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.
(6)	Mr. Leibman’s holdings include 2,576 shares of Common Stock held by Mr. Leibman’s minor children.

2021 Proxy Statement        21

Security Ownership of Directors, Executive Officers and Certain Beneficial Owners

Stock Ownership of Certain Beneficial Owners

As of March 19, 2021, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of our outstanding Common Stock, determined in accordance with Rule 13d-3 of the Exchange Act, other than directors and executive officers whose beneficial ownership is described in the previous table.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock

Dimensional Fund Advisors LP(1) Building One, 6300 Bee Cave Road Austin, TX 78746	1,437,907	8.0%

BlackRock Inc.(2) 55 East 52nd Street New York, NY 10055	1,304,339	7.2%

Renaissance Technologies(3) 800 Third Avenue New York, New York 10022	1,091,400	6.1%

Ameriprise Financial, Inc.(4) 145 Ameriprise Financial Center Minneapolis, MN 55474	1,050,533	5.8%

Global Alpha Capital Management(5) 800 Third Avenue Montreal, Quebec, Canada H3A 3J6	1,010,898	5.6%

The Vanguard Group(6) 100 Vanguard Blvd. Malvern, PA 19355	905,599	5.0%

(1)	Based solely on Schedule 13G/A filed with the SEC on February 12, 2021. Dimensional Fund Advisors LP has sole voting power as to 1,390,853 shares and sole dispositive power as to 1,437,907 shares.
(2)	Based solely on Schedule 13G/A filed with the SEC on January 29, 2021. BlackRock Inc. has sole voting power as to 1,260,529 shares and sole dispositive power as to 1,304,339 shares.
(3)	Based solely on Schedule 13G/A filed with the SEC on February 11, 2021. Renaissance Technologies has sole voting power as to 951,000 shares and sole dispositive power as to 1,091,400 shares.
(4)	Based solely on Schedule 13G filed with the SEC on February 12, 2021. Ameriprise Financial, Inc. has shared voting power as to 1,049,812 shares and shared dispositive power as to 1,050,533 shares.
(5)	Based solely on Schedule 13G filed with the SEC on February 10, 2021. Global Alpha Capital Management has sole voting power as to 876,910 shares and sole dispositive power as to 1,010,898 shares.
(6)

Based solely on Schedule 13G filed with the SEC on February 10, 2021. The Vanguard Group has shared voting power as to 20,565 shares, sole dispositive power as to 866,972 shares and shared dispositive power as to 38,627 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and other of our equity securities on Forms 3, 4, and 5, and to furnish us with copies of all Forms 3, 4, and 5 they file.

The Company believes, based solely on our review of the copies of such forms and written representations from reporting persons, that all filings required to be made under Section 16(a) of the Exchange Act were timely made for the fiscal year ended December 31, 2020, except for the following 17 instances:

•	On May 26, 2020, a late Form 4 was filed for Mr. Melvin Payne related to the grant of 55,897 performance awards on May 19, 2020.

•

On May 26, 2020, late Form 4s were filed for Messrs. Christopher Manceaux, William Goetz, Paul Elliot, Carl Benjamin Brink, Michael Loeffel, Steven Metzger, Shawn Phillips and Mses Viki Blinderman and Peggy Schappaugh related to the grant of 13,974 performance awards on May 19, 2020.

22        Carriage Services

Security Ownership of Directors, Executive Officers and Certain Beneficial Owners

•	On May 26, 2020, a late Form 4 was filed for Adeola Olaniyan related to the grant of 6,987 performance awards on May 19, 2020.

•

On July 7, 2020, a late Form 3 was filed for Mr. Carlos Quezada to report his initial beneficial ownership of securities, which was due to an extended, six-day delay by the SEC issuing Mr. Quezada’s new CIK number to the Company.

•	On July 9, 2020, a late Form 4 was filed for Mr. Bryan Leibman related to the grant of 1,379 shares of Common Stock on June 30, 2020.

•	On July 9, 2020, a late Form 4 was filed for Mr. Donald Patteson, Jr. related to the grant of 551 shares of Common Stock on June 30, 2020.

•	On July 9, 2020, a late Form 4 was filed for Mr. James Schenck related to the grant of 1,999 shares of Common Stock on June 30, 2020.

•	On July 9, 2020, a late Form 4 was filed for Mr. Douglas Meehan related to the grant of 1,931 shares of Common Stock on June 30, 2020.

•	On July 9, 2020, a late Form 4 was filed for Mr. Barry Fingerhut related to the grant of 1,999 shares of Common Stock on June 30, 2020.

2021 Proxy Statement        23

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Carriage Services, Inc. (“Carriage”) has reviewed and discussed Carriage’s Compensation Discussion and Analysis with Carriage management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors of Carriage that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Compensation Committee

Barry K. Fingerhut, Chairman

Bryan D. Leibman

Douglas B. Meehan

Dr. Achille Messac

Donald D. Patteson, Jr.

James R. Schenck

April 5, 2021

24        Carriage Services

EXECUTIVE MANAGEMENT

The following table sets forth the name, age and title of our Executive Officers as of the date of this Proxy Statement. Our Executive Officers serve at the discretion of our Board. There are no family relationships between any of our directors and our Executive Officers. In addition, there are no arrangements or understandings between any of our Executive Officers and any other person pursuant to which any person was selected as an executive officer.

The Executive Officers of the Company are as follows:

Name	Age	Title
Melvin C. Payne	78	CEO & Chairman of the Board (Principal Executive Officer)
Carl B. Brink	39	Senior Vice President, Chief Financial Officer & Treasurer (Principal Financial Officer)
Paul D. Elliott	60	Senior Vice President & Regional Partner
Christopher Manceaux	50	Senior Vice President & Regional Partner
Steven D. Metzger	43	Senior Vice President, General Counsel & Secretary
Shawn R. Phillips	58	Senior Vice President, Regional Partner & Head of Strategic & Corporate Development
Carlos R. Quezada	50	Senior Vice President of Sales & Marketing
Peggy Schappaugh	46	Vice President of Operations & Acquisitions Analysis

The biographical information for Mr. Payne is located under “Proposal No. 1: Election of Class I Directors – Nominees for Director.”

C. Benjamin Brink Age: 39

C. Benjamin Brink joined Carriage in January 2009 and has served as a Senior Vice President since February 2017, Chief Financial Officer since August 2015 and Treasurer since January 2012. Mr. Brink has also served in other financially focused roles within Carriage. Prior to joining Carriage, Mr. Brink served as the Cash Manager for International Paper in their Corporate Treasury group from 2006 to 2009. Mr. Brink holds a BS in Finance from the University of Tennessee.

Paul D. Elliott Age: 60

Paul D. Elliott joined Carriage in September 2012 as our Regional Partner – West and was promoted to Senior Vice President in February 2017. Prior to joining Carriage, Mr. Elliott served as a Managing Director for Service Corporation International (“SCI”). From February 1995 to August 2012, Mr. Elliott held various management roles in sales and operations within SCI. From September 1984 to December 1994, Mr. Elliott was a partner in his family’s funeral home in Kansas. Mr. Elliott is a graduate of the University of Kansas and the Dallas Institute of Funeral Service.

2021 Proxy Statement        25

Executive Management

Christopher Manceaux Age: 50

Christopher Manceaux joined Carriage as a Director of Support in December 2010 and was promoted to Senior Vice President and Regional Partner in 2018. Prior to joining Carriage, Mr. Manceaux spent 20 years in various leadership and operational roles with other publicly traded funeral and cemetery service companies. Mr. Manceaux was a licensed Funeral Director and Embalmer and is a graduate of the Commonwealth Institute of Funeral Service of Houston, Texas.

Steven D. Metzger Age: 43

Steven D. Metzger joined Carriage in May 2018 and serves as our Senior Vice President, General Counsel & Secretary. Prior to joining Carriage, Mr. Metzger served as Senior Vice President, General Counsel and Secretary for a publicly traded company in the restaurant industry. Prior to that, he spent seven years with SCI where he served in various leadership roles including Managing Counsel for the Legal Department and Chief Compliance Officer for SCI’s registered investment advisor. Mr. Metzger began his career as a litigator at a Houston law firm and received both his BA in Government and his Juris Doctorate from the University of Texas at Austin.

Shawn R. Phillips Age: 58

Shawn R. Phillips joined Carriage in September 2007 and was promoted to Senior Vice President, Head of Strategic and Corporate Development in February 2017. He had served as our Regional Partner – West from 2007 to 2011 and currently serves as the Regional Partner – Central. Prior to joining Carriage, Mr. Phillips served from 1983 to 2007 in various leadership and operational roles with other publicly traded funeral and cemetery service companies. From 1979 to 1983, Mr. Phillips worked for an independent funeral operator. Mr. Phillips is a licensed Funeral Director and Embalmer and a graduate of the Mortuary Science Program at Cypress College.

Carlos R. Quezada Age: 50

Carlos R. Quezada serves as our Senior Vice President of Sales and Marketing and joined Carriage in June 2020. Prior to joining Carriage, Mr. Quezada was a Managing Director for SCI from 2009 to 2020, where he served in leadership roles for both sales and operations. Mr. Quezada joined the death care industry after serving in the hospitality industry where he served in a variety of leadership roles, including Chief Operating Officer, President and Chief Executive Officer for privately held multiunit companies. Mr. Quezada has a Masters in Management from Tulane University and an MBA with an emphasis in Finance from Universidad Francisco Marroquin.

26        Carriage Services

Executive Management

Peggy Schappaugh Age: 46

Peggy Schappaugh joined Carriage in August 2003 as an Operations Analyst and was promoted to Vice President of Operations and Acquisition Analysis in 2020. Mrs. Schappaugh has also served in other operationally focused roles within Carriage. Prior to joining Carriage, Mrs. Schappaugh served as an accountant at a publicly traded oil and gas company. Mrs. Schappaugh is a CPA and possesses a BBA in Accounting from Texas A&M University in College Station.

2021 Proxy Statement        27

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes in detail the compensation paid to our Named Executive Officers (“NEOs”) listed in the Summary Compensation Table. This section is designed to provide our stockholders with insight into and an understanding of our compensation programs and practices, along with the decision-making process as it relates to the compensation of our NEOs.

For 2020, our NEOs were:

Name	Title

Melvin C. Payne	CEO & Chairman of the Board (Principal Executive Officer)

Viki K. Blinderman(1)	Senior Vice President, Chief Accounting Officer & Secretary (Principal Financial Officer)

C. Benjamin Brink(2)	Senior Vice President, Chief Financial Officer & Treasurer

Shawn R. Phillips	Senior Vice President, Regional Partner & Head of Strategic & Corporate Development

Steven D. Metzger(3)	Senior Vice President and General Counsel

(1)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.
(2)	On March 31, 2021, Mr. Brink assumed the position of Principal Financial Officer.
(3)	On February 2, 2021, the Board appointed Mr. Metzger to serve as Secretary of the Company effective immediately as of the date of appointment.

Our compensation program for our NEOs is unique to our identity as it is driven by our High Performance Culture. In order to better understand the decisions regarding our executive compensation program, a brief look into Carriage’s history and our High Performance Culture is beneficial.

Our Mission Statement states that we are committed to being the most professional, ethical, and highest quality funeral and cemetery service organization in our industry, or simply stated, Being The Best, and has not changed since its inception in 1991, and neither have our Five Guiding Principles:

•	Honesty, Integrity and Quality in All That We Do

•	Hard work, Pride of Accomplishment, and Shared Success Through Employee Ownership

•	Belief in the Power of People Through Individual Initiative and Teamwork

•	Outstanding Service and Profitability Go Hand-in-Hand

•	Growth of the Company Is Driven by Decentralization and Partnership

We are on a Good To Great Journey that will never end. In order to be great, the journey must be one of learning, adapting to change, and continuous improvement. What we have learned is that from 1991 to 2003, we were not aligned with our own Guiding Principles when we employed a “budget and control,” top-down management model for operating and consolidating the highly fragmented funeral and cemetery industry. Even after implementing a High Performance Standards Operating Model in 2004, our learning journey continued on how to even become good at operating with High Performance Standards that do not change from year-to-year.

Our Good To Great Journey of learning and improvement continues. Properly aligned, we always find ourselves returning to the Good To Great concepts of “First Who, Then What,” “Right People on the bus in the Right Seats (and the wrong people off the bus),” and the “Flywheel Effect,” as they remind us and reaffirm for us each and every time that the achieved quantitative results are not sustainable without the bedrock establishment of these qualitative Good To Great ideas that are deeply rooted into our High Performance Culture.

28        Carriage Services

Compensation Discussion and Analysis

Our compensation program is aligned with our Mission Statement, Five Guiding Principles and Good To Great concepts driving our High Performance Culture, beginning with how we think, the unique language we use internally, and leading directly into the actions we take. The key is first accepting and understanding that our High Performance Standards Operating Model is leadership-based (as opposed to the management focus required in a top-down, budget and control model). Much of our success emanates from being highly selective about leadership of the Company at all levels. We cannot stress enough that high performance quantitative results are not sustainable without establishing the qualitative foundation of the High Performance Culture first. We utilize a 4E Leadership Model (Energy, Energizes Others, Edge, Execute), initially developed by Jack Welch at General Electric, but tailored and evolved specifically to Carriage’s needs and culture, to select and continuously assess our leaders. Our compensation practices support and reinforce our ability to attract, retain and motivate these leaders.

4E Leaders have an entrepreneurial, winning, competitive spirit and want to make a difference in our High Performance Culture and enrich our reputation within the funeral and cemetery industry. 4E Leaders are motivated by the recognition and rewards related to achievement of our Being The Best High Performance Standards. We expect our leaders to produce superior results and maximize long-term returns to our stockholders. Their compensation can vary based on the Company’s results and their contributions.

We are transparent and openly invite investors, analysts and anyone who wishes to learn more about Carriage, both in general and as a long-term value creation investment platform, to observe the unique and complete transparency of our High Performance Culture.

Compensation Philosophy and Practices

Carriage’s executive compensation programs align our executive pay with the Company’s operational and financial performance, as well as support our short-term and long-term business objectives. The Compensation Committee consists entirely of independent Board members and is responsible for the approval and oversight of compensation and employment agreements affecting Carriage’s NEOs.

During 2020, the Compensation Committee continued to implement the executive compensation philosophy (the “Philosophy”), which was developed to formalize the strategy behind our executive compensation practices and to serve as an ongoing reference point for executive compensation decisions. The Philosophy has been developed based on our Being The Best Mission Statement and Five Guiding Principles and may be summarized in this manner:

•

to attract, motivate, and retain exceptional 4E Leadership talent that are leaders within our High Performance Culture Executive Leadership Team (“First Who”). These leaders are expected to improve on the already industry leading operating performance through attracting and motivating individual business Managing Partners and Houston Support Center leaders with 4E Leadership characteristics, enhance our best-in-class corporate support functions, and make sound decisions regarding long-term stockholder value creation, particularly involving capital allocation (“Then What”);

•	to provide transparency between pay, commensurate with individual and team contribution, and our annual and long-term Company performance;

•	to motivate, reward, retain and reinvest in 4E Leadership that has established a proven record of success over time; and

•	to align senior leadership interests with what is best for the Company and thus, what is best for our stockholders.

2020 Good to Great II Five Year Shareholder Value Creation Incentive Plan

For a stockholder to gain a clear picture of this Philosophy, one need look no further than how long term incentive compensation (“Executive LTI”) was addressed for our CEO and Executive Leadership Team in 2020. No member of the Company’s Executive Leadership Team was awarded a single share of restricted stock or a single stock option in 2020. Rather, the entirety of Executive LTI was addressed through a single “Good to Great II Five Year Shareholder Value Creation Incentive Plan,” (the “GTG II Plan”) which only compensates these senior leaders at the end of a five year period and, then, only if they have created

2021 Proxy Statement        29

Compensation Discussion and Analysis

substantial stockholder value by achieving one of five Compounded Annual Growth Rates (“CAGR”) for the Company’s Common Stock over that period, the minimum target being a 20% CAGR and ranging all the way up to a possible 40% CAGR. In other words, the Executive Leadership Team must drive efforts to create significant stockholder value to receive LTI compensation.

You will not see many public company CEO’s and executive teams agree to forego restricted stock and stock options completely as part of LTI in a given year, but our Executive Leadership Team has complete conviction in its ability to execute at a sustained high level that will drive stockholder value beyond the CAGR targets over the next five years. In addition to the Company’s Executive Leadership Team, thirty-nine (39) other key leaders in the Company are participants in the GTG II Plan, which has created a broad and shared motivation to create stockholder value throughout different levels of leadership across the Company. The Carriage Leadership Team is ALL IN!

30        Carriage Services

Compensation Discussion and Analysis

This GTG II Plan complements our broader Philosophy, which can be seen in both our annual and five year incentive programs for our Managing Partners, all of which are driven by high performance standards necessary to drive stockholder value.

What We Do	What We Do Not Do

✔  Pay for Performance

•  A significant portion of 2020 executive compensation is performance-based and is tied to our financial performance over the intermediate to long-term period (see the above description of the GTG II Plan as well as the “Annual Cash Incentive Bonuses” and “Long-Term Equity-Based Incentives” sections on pages 30 and 31, respectively, for additional details).

•  Our CEO’s 2020 annual cash incentive was made at the discretion of the Compensation Committee because the CEO sets the long-term vision and intermediate-term strategy for Carriage and should be judged on the annual progress towards those goals versus short-term performance metrics.

•  Our 2020 long-term incentive program is discretionary but takes into consideration long-term operating and financial metrics that we believe will lead to significant stockholder value creation, if achieved.

✔  Anti-Hedging Policy

•  The Company’s Insider Trading and Anti-Hedging Policy includes provisions that specifically prohibit all employees, including our NEOs and Directors, from entering into any financial instrument or otherwise engage in any transactions that hedge or offset any decrease in the market value or limit the ability to profit from an increase in the market value of the Company’s stock. The Company’s policy also prohibits all employees, including our NEOs and Directors, from buying or selling warrants, puts or calls, options, forward transactions or other derivative securities or instruments involving the Company’s stock. Our Corporate Governance Committee is responsible for reviewing the Company’s compliance programs, including our Insider Trading and Anti-Hedging Policy.

✔  Mitigate Risk

•  Carriage is principle-based in its unwavering beliefs and every day practices as reflected in our Five Guiding Principles. Our first Guiding Principle of “Honesty, Integrity and Quality in all that we do” requires that we hire and hold all employees, at all levels, accountable to this first Guiding Principle (as well as the other four Guiding Principles) at all times.

•  We have share ownership and trading guidelines for officers.

•  We have clawback provisions that permit the Board to pursue recovery of incentive payments if the payment would have been lower based on restated financial results.

✔  Manage Dilution

•  We regularly evaluate share utilization levels within our long-term incentive plans and we manage the dilutive impact of stock-based compensation to appropriate levels.

•  Although we made no share repurchases during 2020, as of December 31, 2020 we had approximately $25.6 million available for repurchasing shares of our Common Stock under our Board authorized share repurchase program.

✘  No supplemental retirement plans.

✘  No repricing of underwater stock options.

✘  No option exercise prices below 100% of fair market value on the date of grant.

✘  No inclusion of long-term incentive awards in cash severance calculations.

✘  No excise tax gross-ups upon change in control.

We regularly engage with stockholders on all matters regarding the Company’s results, operations, leadership and culture including other such topics as executive compensation, retention and succession

2021 Proxy Statement        31

Compensation Discussion and Analysis

planning. Messrs. Payne and Brink lead our investor relations function engaging in various investor meetings throughout the year. These meetings are open and transparent to our corporate governance and general investor concerns and issues. Our ongoing outreach program allows management the opportunity to continually address these topics and ensure our compensation practices align with the interests of our stockholders.

Consideration of Previous Stockholder Advisory Vote

The Compensation Committee also considers the outcome of the Company’s advisory stockholder vote on our NEO compensation program and any associated stockholder outreach efforts when making compensation decisions. At our 2020 Annual Meeting of Stockholders, our stockholders expressed strong support for the Company’s proposal to ratify our NEO compensation program. For that approval, approximately 94% of shares voted were in favor of our 2019 NEO compensation program. This continued strong stockholder support has reaffirmed our Compensation Committee’s approach to our executive compensation philosophy, practices and programs.

While the stockholder vote to ratify our executive compensation is non-binding and advisory, we will continue to strive to understand and respond to stockholder feedback. We also invite and encourage our stockholders to learn more about what makes Carriage and its High Performance Culture so unique and transparent in its culture, practices and operations.

Elements of Compensation

Each element of our executive compensation program for NEOs has been designed to align with our Philosophy and our goal of growing the intrinsic value of Carriage per share for our long-term stockholders through disciplined and consistent high-level execution of our three core models (Standards Operating, Strategic Acquisition and 4E Leadership).

The Philosophy, which first begins with our belief in the Good To Great concept of “First Who, Then What,” defines the “Right Who” to be someone who inherently already possesses 4E Leadership characteristics as a starting point and that believes in and is completely aligned with our Mission Statement and Five Guiding Principles.

The Compensation Committee uses internal data to determine the compensation for most positions. Due to the uniqueness of our industry and the size of our Company within the industry, executive officer compensation may be difficult to benchmark against market data. We do have insight into compensation philosophy and structures of main competitors within our industry to maintain competitive and retain top 4E talent. Internal data is also considered in establishing compensation for positions considered to be equivalent in responsibilities and importance, especially where precise external data is not available.

The allocation between cash and equity compensation and between short-term and long-term incentives, was determined based on the discretion of the Compensation Committee. The ultimate allocation will depend on our future company and individual performance and potentially future changes in our share price. If vesting targets are achieved, it is likely that a substantial percentage of the amount realized will be from long-term, equity-based incentives, which is consistent with our Philosophy and our commitment to long-term value creation for our stockholders. We believe the elements of our compensation structure create incentives for the executives to take actions and make decisions that will benefit Carriage over the long-term and create long-term value for our stockholders.

32        Carriage Services

Compensation Discussion and Analysis

Compensation designed for our executive officers consisted of:

Pay Element		Description	Purpose

Base Salary		Fixed compensation, subject to annual review and changed due to responsibility, performance, and strategic performance.	Provide competitive base pay to hire and retain key talent, the “Right Who’s,” with the desired 4E Leadership qualities. Reflect roles, responsibilities, experience and performance.

Short-Term Incentives

Annual cash performance payment. For Mr. Payne, this award is made at the discretion of the Compensation Committee. For all other NEOs, this award varies to the degree we achieve our annual financial, operational and strategic performance and to the extent to which the executive officer contributes to the achievement.

Provide market competitive cash incentive opportunities that will motivate our executives to achieve and exceed financial goals that support our Being The Best High Performance Standards.

Align management and stockholder interests by linking pay and performance.

Long-Term Incentives	Restricted Stock:	Time-based awards vesting over a minimum of three years.	Provide market competitive equity award opportunities that will align executive interests with our stockholders.

	Stock Options:	The executive only realizes the potential appreciation in our stock price above the exercise price for stock options.	Encourage executive share ownership.

	Performance Shares:	The number of performance shares earned by an executive officer, if any, is based on performance over a multi-year period against specific financial and performance goals.

Encourage retention of executives who enhance our High Performance Culture consistent with our Good To Great Journey.

Motivate executives to deliver long-term sustained growth and strong total stockholder return.

Retirement and Other Benefits		Group health and welfare benefit programs and tax-qualified retirement plans. NEOs may be reimbursed for life insurance, executive physical and club dues.	Provide for current and future needs of the executives and their families. Enhance recruitment and retention.

Post-Termination Compensation		Our NEOs are party to employment agreements whereby they may be entitled to certain payments upon termination as more fully described herein.	Enhance retention and attraction of management by providing employment protection.

We regularly review how our levels of compensation align with performance and how our mix of pay (base salary versus annual cash incentives and long-term incentives) will allow us to attract and retain 4E Leaders, while motivating these leaders to execute upon both annual and long-term goals.

Employment Agreements

All of our executive officers have employment agreements with the Company (the “Agreements”) which were effective on November 5, 2019. Each of these Agreements are for terms of three years (nine years in the case of Mr. Payne as a result of a seven year extension and amendment entered into as of February 17, 2021) and obligate the Company to make certain payments and provide certain benefits to the Company’s executive officers upon a qualifying termination of employment as defined within the Agreements. Pursuant to the Agreements, the executive officers agreed to certain non-competition provisions and other restrictive covenants during the term of his or her employment and for a period of 24 months thereafter. The Agreements supersede any prior agreements entered into by the Company and any of the executive officers. The Agreements for all of the executive officers are identical, except as noted herein.

2021 Proxy Statement        33

Compensation Discussion and Analysis

The Agreements establish, among other things, (a) a minimum base salary, (b) minimum target bonus amounts (expressed as a percentage of base salary), and (c) post-termination payments due in certain scenarios. For a description of the post-termination benefits provided for in the Agreements see the “Potential Payments Upon Termination” section as further discussed herein.

2020 Temporary Reduction in Base Salary for NEOs

On April 23, 2020, the Company’s Executive Leadership Team, including its NEOs, agreed to temporary reductions in each of their respective salaries, effective as of April 19, 2020 (the “Reduction”), as the Company evaluated the potential impact of the Pandemic to its operations. After analyzing more than two months of subsequent data related to the Company’s performance, the Board reinstated the Executive Leadership Team’s, including its NEOs’, salaries to their pre-Reduction amounts on June 26, 2020, to be effective June 28, 2020. As a result of the Company’s 2020 performance, each member of the Company’s Executive Leadership Team, including its NEOs, were reimbursed the amount of salary forfeited during the Reduction.

Compensation Evaluation Process

Our Compensation Committee has final approval regarding recommendations of executive officer compensation. Mr. Payne’s role as our Chairman of the Board and CEO in determining executive compensation is to make compensation recommendations to the Board based on his assessment of the individual performance of each executive officer in relation to our overall Company performance. Management’s role in determining executive compensation includes:

•

developing, summarizing and presenting compensation information and analysis (generally for one to five years) to enable our Compensation Committee to execute its responsibilities, as well as addressing specific requests for information from our Compensation Committee;

•

developing recommendations for executive officer’s bonus plans for consideration by our Compensation Committee and reporting to our Compensation Committee regarding achievement against the bonus plans;

•	preparing long-term incentive award recommendations for our Compensation Committee’s approval; and

•	attending our Compensation Committee’s meetings as requested in order to provide additional information, respond to questions and otherwise assist our Compensation Committee.

Given our unique organizational culture and the particular sector in which we belong, there are few direct, public company peers. If necessary, we will review market compensation and direct peer group data with our internal review of the roles and responsibilities of each of our executive positions in order to determine competitive pay levels for each executive officer of the Company, including our NEOs.

During 2020, the Compensation Committee did not engage an independent, third party compensation consultant or use peer group data. Instead, our Executive Leadership Team worked with the Committee on a compensation program that is aligned with and tailored to the uniqueness of our High Performance Culture. However, the Committee retains the right to hire a compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

CEO Compensation

The Compensation Committee believes that the average annual total compensation for the CEO of $3.5 million over the past five years and any additional realized compensation from the increase in equity value is commensurate with the high level of operating and financial performance by Carriage, particularly given the record performance of the Company in 2020.

The charts below depict the 2020 mix of total direct compensation (base salary, cash incentive bonus and long-term equity-based incentives) for our CEO and Chairman and our other NEOs as a whole. The long-term equity-based incentives were valued using the anticipated value of the awards at the 20%

34        Carriage Services

Compensation Discussion and Analysis

compounded annual growth rate (“CAGR”) target payout upon vesting (Refer to “Long-Term Equity-Based Incentives” on page 31 for additional details).

A portion of the 2020 compensation of our NEOs is considered at-risk and is directly affected by our financial results and stock price, both in the amount of total cash compensation earned and the value of outstanding long-term equity awards. As such, 79% of the CEO’s total direct compensation and, on average, 67% of our other NEOs’ total direct compensation, is variable and directly affected by both the Company’s and each NEOs’ performance.

CEO & Chairman	Other Named Executive Officers

Base Salaries

The base salary for each of our NEOs is determined on an individual basis, taking into account such factors as the duties, experience and levels of responsibility of each executive. Base salaries for our NEOs, are evaluated annually and adjustments are approved by our Compensation Committee based on its evaluation of individual performance.

Our Compensation Committee approved the following annual base salaries of our NEOs for 2020:

Named Executive Officers

Melvin C. Payne	$800,000

Viki K. Blinderman(1)	$320,000

C. Benjamin Brink	$320,000

Shawn R. Phillips	$320,000

Steven D. Metzger	$320,000

(1)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.

Annual Cash Incentive Bonuses

Melvin C. Payne, CEO

The 2020 cash incentive bonus of $1,000,000 for Mr. Payne was determined at the Compensation Committee meeting held in February 2021 and was made at the discretion of the Compensation Committee for the following reasons, but not limited to:

•	The CEO sets the long-term 10 year Vision and 5 year Strategy for Carriage and should be judged on the annual progress towards those goals versus short-term performance metrics that act as a budget;

•	2020 Performance including, but not limited to record Revenue growth, Adjusted Consolidated EBITDA Margin expansion and increasing adjusted Consolidated EBITDA;

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Compensation Discussion and Analysis

•	2020 Performance compared to 2019 Performance and 5 Year Trend;

•	Strategic goals and execution thereof that could change the course and composition of the Company;

•	Acquisition activity;

•	Equity valuation; and

•	4E Leadership Development.

Other Named Executive Officers

The 2020 cash incentive bonuses for Messrs. Brink, Phillips and Metzger were determined at the Compensation Committee meeting held in February 2021 and were based upon previously established bonus targets as a percentage of base salary in addition to individual contribution and Company financial and operational performance results during 2020.

The table below sets forth the 2020 base salary, the incentive bonus targets and the actual incentive bonus payments, as a percentage of base salary, for Ms. Blinderman and Messrs. Brink, Phillips, and Metzger.

	Annual Base Salary		Individual 2020 Bonus Paid(2)
Named Executive Officers		Target(1)	Amount Paid	% of Salary

Viki K. Blinderman(3)	$320,000	50%	$—	—%

C. Benjamin Brink	$320,000	50%	$200,000	63%

Shawn R. Phillips	$320,000	50%	$220,000	69%

Steven D. Metzger	$320,000	50%	$200,000	63%

(1)	Target is based on a percentage of base salary in effect in 2020.
(2)	Actual cash incentive bonus paid in 2021 for performance in 2020.
(3)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.

Long-Term Equity-Based Incentives

We maintain the 2017 Omnibus Incentive Plan (the “2017 Plan”) pursuant to which we have granted our NEOs restricted stock, stock options or performance-based stock awards.

Annual Long-Term Incentive Grants

Restricted stock, stock options and performance awards are awarded by our Compensation Committee after consideration of each individual’s performance toward our recent goals, as well as expected contributions to our long-term success. Our Compensation Committee believes that these forms of equity ownership help align the executive’s interests closely with those of our stockholders and incentivize our executives to contribute to the long-term growth and success of Carriage.

Our Compensation Committee established 2020 long-term incentive targets for our NEOs, as shown in the table below:

	2020 Annual Base Salary	2020 Annual Long-Term Incentive Target
Named Executive Officers		% of base salary	Target amount

Melvin C. Payne	$800,000	200%	$1,600,000

Viki K. Blinderman(1)	$320,000	150%	$480,000

C. Benjamin Brink	$320,000	150%	$480,000

Shawn R. Phillips	$320,000	150%	$480,000

Steven D. Metzger	$320,000	150%	$480,000

(1)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.

36        Carriage Services

Compensation Discussion and Analysis

For the 2020 grant, all long-term incentive awards granted are tied to the future performance of the Company, support our High Performance Culture and align with long-term value creation interests for our stockholders. Our Compensation Committee initially approved 2020 long term performance awards for our NEOs on February 19, 2020 (the “February Performance Awards”) which were predicated on a five year time frame during which the Company’s share price had to reach one of three predetermined growth targets. The February Performance Awards, as well as performance awards granted to our NEOs in 2019, were both cancelled on May 19, 2020.

On May 19, 2020, the Compensation Committee approved a new Performance Award (the “May 2020 Performance Award”) which is predicated on a performance period ending on December 31, 2024 and which requires the Company’s share price to reach one of five predetermined compound annual growth rates – 20%, 25%, 30%, 35% or 40% in order for the award to be earned by the NEOs. The following chart describes the 2020 grant of awards.

On May 19, 2020, our NEOs were granted the following:

Long-Term Incentive Element	Grant	Vesting Period/Term	Grant/Exercise Price

Restricted Stock	None	N/A	N/A

Stock Options	None	N/A	N/A

Performance Awards	Discretionary

These awards will vest (if at all) on December 31, 2024 provided that the stock price reaches one of five pre-determined growth targets (noted herein this table) for a sustained period beginning on the grant date of May 19, 2020 and ending on December 31, 2024 and the individual has remained continuously employed by the Company through December 31, 2024.

Five year compound annual growth rate (CAGR) of the stock price over Company’s stock price at May 15, 2020 of $14.38:

20% CAGR = $35.78
25% CAGR = $43.88
30% CAGR = $53.39
35% CAGR = $64.48
40% CAGR = $77.34

The Company named our 2020 long-term incentive grant of performance awards “Good to Great II Five Year Shareholder Value Creation Incentive Plan” as we firmly believe performance will lead to greater stockholder value as ultimately evidenced by the growth in our stock price. Our Compensation Committee believes that this element of our long-term incentive program properly aligns management’s long-term compensation with the Company’s compensation philosophy and our mission of maximizing value per share for long-term stockholders. Generally, our long-term incentive programs allows for more simplicity in structure and the transparency for management to focus on operations and performance.

All vested incentive awards are payable in shares of our Common Stock. More detailed information regarding the long-term incentive grant is set forth above as well as in Note 18, Stockholder’s Equity, to the Consolidated Financial Statements in our 2020 Annual Report on Form 10-K.

The table below outlines the Five Year CAGR over the stock price at May 15, 2020 regarding the performance awards granted to our NEOs on May 19, 2020:

	Five Year Compounded Carriage Growth Rate

	20% CAGR	25% CAGR	30% CAGR	35% CAGR	40% CAGR

Anticipated Share Price achieved on/before 12/31/2024	$35.78	$43.88	$53.39	$64.48	$77.34

Less Share Price on 5/15/2020	14.38	14.38	14.38	14.38	14.38

Value Created per Share	$21.40	$29.50	$39.01	$50.10	$62.96

2021 Proxy Statement        37

Compensation Discussion and Analysis

The table below denotes the number of performance awards granted on May 19, 2020 at the respective target price of 20%, 25%, 30%, 35% or 40% CAGR over the stock price at May 15, 2020.

Named Executive Officers	20% CAGR	25% CAGR	30% CAGR	35% CAGR	40% CAGR

Melvin C. Payne	55,897	91,158	140,476	155,087	181,019

Viki K. Blinderman(1)	13,974	22,789	32,778	38,772	45,255

C. Benjamin Brink	13,974	22,789	32,778	38,772	45,255

Shawn R. Phillips	13,974	22,789	32,778	38,772	45,255

Steven D. Metzger	13,974	22,789	32,778	38,772	45,255

(1)

Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021. Refer to “Potential Payments Upon Termination – Separation Agreement with Ms. Blinderman” on page 44 for a further description of Ms. Blinderman’s equity awards.

In accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”), the May 2020 Performance Awards were measured using the Monte Carlo pricing simulation model, calculated at $9.69 per share using the anticipated award at the 20% CAGR threshold (minimum target level). As such, the value in the table below is appropriately reflected within the “Summary Compensation Table,” further discussed herein.

Named Executive Officers	ASC 718 Value

Melvin C. Payne	$541,642

Viki K. Blinderman(1)	$135,408

C. Benjamin Brink	$135,408

Shawn R. Phillips	$135,408

Steven D. Metzger	$135,408

(1)

Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021. Refer to “Potential Payments Upon Termination – Separation Agreement with Ms. Blinderman” on page 44 for a further description of Ms. Blinderman’s equity awards.

Executive Compensation Policies and Practices as they relate to our Risk Management

Our Compensation Committee reviews annually the principal components of executive compensation. Our Compensation Committee believes that these cash incentive plans appropriately balance risk, payment for performance and the desire to focus executives on specific financial and leadership measures that promote long-term value creation per share. As a result, our Compensation Committee has made a determination that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Tax and Accounting Considerations

For compensation in excess of $1 million, Section 162(m) of the Internal Revenue Code of 1986, as amended generally, limits our ability to take a federal income tax deduction for compensation paid to covered employees. Our Compensation Committee does not believe that compensation decisions should be made solely to maintain the deductibility of compensation for federal income tax purposes.

We recognize compensation expense in an amount equal to the fair value of the share-based awards over the period of vesting. Fair value is determined on the date of the grant. The fair value of restricted stock is determined using the stock price on the grant date. The fair value of options is determined using the Black-Scholes valuation model. The fair value of the performance awards related to the stock price is determined using Monte-Carlo simulation pricing model. More detailed information and related assumptions regarding the 2020 long-term incentive grant is set forth in Note 18, Stockholder’s Equity, to the Consolidated Financial Statements in our 2020 Annual Report on Form 10-K.

38        Carriage Services

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the compensation for the fiscal years ended December 31, 2020, 2019 and 2018, with respect to our NEOs:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(4)(5) ($)	Option Awards ($)	All Other Compensation(6) ($)	Total ($)
Melvin C. Payne	2020	$800,000	$1,000,000	$541,642	$—	$14,036	$2,355,678
CEO and Chairman of the Board	2019	$777,000	$777,000	$457,000	$—	$31,675	$2,042,675
(Principal Executive Officer)	2018	$700,000	$300,000	$1,014,657	$318,770	$45,843	$2,379,270
Viki K. Blinderman(1)	2020	$320,000	$—	$135,408	$—	$—	$455,408
Senior Vice President, Chief Accounting Officer	2019	$300,000	$150,000	$47,985	$—	$—	$497,985
and Secretary (Principal Financial Officer)	2018	$280,000	$140,000	$304,397	$95,631	$—	$820,028
C. Benjamin Brink(2)	2020	$320,000	$200,000	$135,408	$—	$10,232	$665,640
Senior Vice President,	2019	$300,000	$150,000	$47,985	$—	$15,365	$513,350
Chief Financial Officer and Treasurer	2018	$280,000	$140,000	$304,397	$95,631	$11,531	$831,559
Shawn R. Phillips	2020	$320,000	$220,000	$135,408	$—	$13,513	$688,921
Senior Vice President, Regional Partner and	2019	$310,000	$125,000	$47,985	$—	$12,647	$495,632
Head of Strategic and Corporate Development	2018	$310,000	$100,000	$337,202	$105,895	$10,995	$864,092
Steven D. Metzger(3)	2020	$320,000	$200,000	$135,408	$—	$—	$655,408
Senior Vice President &	2019	$250,000	$150,000	$47,985	$—	$—	$447,985
General Counsel	2018	$210,000	$50,000	$—	$—	$65,103	$325,103

(1)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.
(2)	On March 31, 2021, Mr. Brink assumed the position of Principal Financial Officer.
(3)	On February 2, 2021, the Board appointed Mr. Metzger to serve as Secretary of the Company effective immediately as of the date of appointment.
(4)

On February 19, 2020, we granted our NEOs performance-based stock awards from the 2017 Plan. On May 19, 2020, we cancelled these performance-based stock awards granted on February 19, 2020, in addition to performance-based stock awards granted on February 20, 2019. Refer to the tables included in “Grants of Plan-Based Awards” on page 40 for more information on the cancelled February 19, 2020 performance-based stock awards.

(5)

Reflects the grant date fair value of performance-based stock awards granted on May 19, 2020, at the minimum target payout, calculated in accordance with ASC Topic 718. The value of the performance-based stock awards granted on May 19, 2020 was $9.69 per share, which was determined using the Monte-Carlo simulation pricing model. The performance-based stock award will vest (if at all) on December 31, 2024, provided that certain criteria surrounding our Common Stock is achieved and the Reporting Person has remained continuously employed by Carriage through such date. The assumptions made in the valuation of these awards are set forth in Note 18, Stockholder’s Equity, to the Consolidated Financial Statements in our 2020 Annual Report on Form 10-K. Refer to “Long-Term Equity-Based Incentives” on page 36 for a further description of these performance awards.

(6)	The total amount of all other compensation for Ms. Blinderman and Mr. Metzger in 2020 was less than $10,000 and not reflected in the Summary Compensation Table.

The following table describes each component of the “All Other Compensation” column for 2020 in the Summary Compensation Table for Messrs. Payne, Brink and Phillips.

Name	Reimbursement of Club Dues ($)(1)	401(k) Matching Contributions ($)(2)	Dividends on Unvested Restricted Stock ($)(3)	Perquisites and other Personal Benefits ($)(4)	Total All Other Compensation ($)

Melvin C. Payne	$2,232	$9,975	$1,829	$—	$14,036

C. Benjamin Brink	—	$9,683	$549	$—	$10,232

Shawn R. Phillips	—	$3,809	$608	$9,096	$13,513
(1)	The amounts represent reimbursements to Mr. Payne for his club membership dues.
(2)	The amounts represent matching contributions by the Company to the accounts of NEOs in our 401(k) Plan.
(3)	The amounts represent dividends paid on unvested restricted stock.
(4)

The amount includes $7,453 of taxes paid by the Company related to exercise of non-qualified stock options, as well as $1,643 of benefits received for spousal travel for award trips hosted by the Company.

2021 Proxy Statement        39

Executive Compensation

Grants of Plan-Based Awards

On May 19, 2020, we granted our NEOs performance-based stock awards from the 2017 Plan. The following table sets forth information regarding these grants:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(1)	Maximum (#)(2)
Melvin C. Payne	5/19/2020	—	—	—	55,897	55,897	181,019	—	—	—	$541,642
Viki K. Blinderman(4)	5/19/2020	—	—	—	13,974	13,974	45,255	—	—	—	$135,408
C. Benjamin Brink	5/19/2020	—	—	—	13,974	13,974	45,255	—	—	—	$135,408
Shawn R. Phillips	5/19/2020	—	—	—	13,974	13,974	45,255	—	—	—	$135,408
Steven D. Metzger	5/19/2020	—	—	—	13,974	13,974	45,255	—	—	—	$135,408

(1)

Reflects the anticipated award at the 20% CAGR target, which represents both the threshold and minimum target payout. Refer to “Long-Term Equity-Based Incentives” on page 36 for a further description of these performance awards.

(2)

Reflects the anticipated award at the 40% CAGR target, which represents the maximum target payout. Refer to “Long-Term Equity-Based Incentives” on page 36 for a further description of these performance awards.

(3)

Reflects the grant date fair value of the performance-based stock awards, at the threshold and minimum target payout, calculated in accordance with ASC Topic 718. The value of the performance-based stock awards granted on May 19, 2020 was $9.69 per share, which was determined using the Monte-Carlo simulation pricing model. The performance-based stock award will vest (if at all) on December 31, 2024, provided that certain criteria surrounding our Common Stock is achieved and the Reporting Person has remained continuously employed by Carriage through such date. The assumptions made in the valuation of these awards are set forth in Note 18, Stockholder’s Equity, to the Consolidated Financial Statements in our 2020 Annual Report on Form 10-K. Also, refer to “Long-Term Equity-Based Incentives” on page 36 for a further description of these performance awards.

(4)

Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021. Refer to “Potential Payments Upon Termination – Separation Agreement with Ms. Blinderman” on page 44 for a further description of Ms. Blinderman’s equity awards.

On February 19, 2020, we granted our NEOs performance-based stock awards from the 2017 Plan. On May 19, 2020, we cancelled these performance-based stock awards granted on February 19, 2020, in addition to performance-based stock awards granted on February 20, 2019. The following tables set forth information regarding the cancelled February 19, 2020 grants:

	Five Year Compounded Carriage Growth Rate
	15% CAGR	20% CAGR	25% CAGR
Anticipated Share Price on/before 12/31/2024	$51.49	$63.70	$78.12
Less Share Price on 12/31/2019	25.60	25.60	25.60
Value Created per Share	$25.89	$38.10	$52.52

The table below denotes the amount of performance-based stock awards granted on February 19, 2020 at the respective target price of 15%, 20% or 25% CAGR over the stock price at December 31, 2019.

Named Executive Officers	15% CAGR	20% CAGR	25% CAGR
Melvin C. Payne	40,000	66,000	96,000
Viki K. Blinderman	9,000	15,000	22,000
C. Benjamin Brink	9,000	15,000	22,000
Shawn R. Phillips	9,000	15,000	22,000
Steven D. Metzger	9,000	15,000	22,000

40        Carriage Services

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

Awards Outstanding at December 31, 2020:

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un- Exercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(4)

Melvin C. Payne	100,000	—	—	$22.58	2/24/2022	4,433	$138,842	—	—
	46,800	11,700	—	$20.06	2/23/2026	—	—	—	—
	69,660	46,440	—	$26.54	3/21/2027	—	—	—	—
	20,000	30,000	—	$25.43	2/14/2028	—	—	—	—
	—	—	—	—	—	—	—	55,897	$541,642

Viki K. Blinderman(5)	25,000	—	—	$22.58	2/24/2022	1,330	$41,656	—	—
	9,600	2,400	—	$20.06	2/23/2026	—	—	—	—
	20,940	13,960	—	$26.54	3/21/2027	—	—	—	—
	6,000	9,000	—	$25.43	2/14/2028	—	—	—	—
	—	—	—	—	—	—	—	13,974	$135,408

C. Benjamin Brink	22,000	—	—	$22.58	2/24/2022	1,330	$41,656	—	—
	8,000	2,000	—	$20.06	2/23/2026	—	—	—	—
	20,940	13,960	—	$26.54	3/21/2027	—	—	—	—
	6,000	9,000	—	$25.43	2/14/2028	—	—	—	—
	—	—	—	—	—	—	—	13,974	$135,408

Shawn R. Phillips	22,674	—	—	$5.94	3/5/2022	1,473	$46,134	—	—
	35,000	—	—	$22.58	2/24/2022	—	—	—	—
	13,360	3,340	—	$20.06	2/23/2026	—	—	—	—
	23,160	15,440	—	$26.54	3/21/2027	—	—	—	—
	6,644	9,966	—	$25.43	2/14/2028	—	—	—	—
	—	—	—	—	—	—	—	13,974	$135,408

Steven D. Metzger	—	—	—	—	—	—	—	13,974	$135,408
(1)

The unexercisable stock options expiring February 23, 2026 vest on February 23, 2021, the unexercisable stock options expiring March 21, 2027 vest one half each on March 21, 2021 and March 21, 2022 and the unexercisable stock options expiring February 14, 2028 vest one third each on February 14, 2021, February 14, 2022 and February 14, 2023.

(2)	Calculated using the closing price of our Common Stock on December 31, 2020, which was $31.32 per share.
(3)

These awards will vest (if at all) on December 31, 2024, provided that certain criteria surrounding our Common Stock is achieved and the Reporting Person has remained continuously employed by Carriage through such date.

(4)

Calculated using the value of the performance-based stock awards of $9.69 per share, in accordance with ASC Topic 718, multiplied by the number of shares awarded, at the threshold and minimum target payout.

(5)

Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021. Refer to “Potential Payments Upon Termination – Separation Agreement with Ms. Blinderman” on page 44 for a further description of Ms. Blinderman’s equity awards

2021 Proxy Statement        41

Executive Compensation

Option Exercises and Stock Vestings

The following table sets forth information regarding the option exercises and stock vestings for the fiscal year ended December 31, 2020 with respect to our NEOs:

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise		Value Realized on Exercise	Number of Shares Acquired on Vesting(3)	Value Realized on Vesting(4)
Melvin C. Payne	3,284	(1)	$76,156	4,433	$108,830
Viki K. Blinderman(5)	—		$—	1,330	$32,652
C. Benjamin Brink	—		$—	1,330	$32,652
Shawn R. Phillips	17,913	(2)	$311,149	1,473	$36,162
Steven D. Metzger	—		$—	—	$—
(1)	Mr. Payne exercised 3,284 options on November 20, 2020. Mr. Payne paid the option price and taxes associated with the exercise in cash.
(2)	Mr. Phillips exercised 17,913 options on August 7, 2020 and surrendered 5,759 to pay the option price and taxes associated with the exercise.
(3)	Includes vested shares withheld to pay taxes as follows:

	Mr. Payne		Ms. Blinderman		Mr. Brink		Mr. Phillips
	Acquired Shares	Shares Withheld For Taxes	Acquired Shares	Shares Withheld For Taxes	Acquired Shares	Shares Withheld For Taxes	Acquired Shares	Shares Withheld For Taxes
2/14/2020	4,433	1,097	1,330	394	1,330	394	1,473	436
(4)	Value realized on vesting is calculated using the closing price of our Common Stock on the date that the shares vested.
(5)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.

42        Carriage Services

Executive Compensation

Potential Payments Upon Termination

The following table sets forth the amounts that would have been payable to certain of our NEOs under the scenarios for death, disability, involuntary termination without cause not within a corporate change period, or involuntary termination without cause within a corporate change period or termination by executive for good reason within a corporate change period, had such scenarios occurred on December 31, 2020. Amounts reported with respect to equity-based awards are reported assuming the closing price of our Common Stock on December 31, 2020 of $31.32 per share.

Event	Melvin C. Payne	Viki K. Blinderman(6)	C. Benjamin Brink	Shawn R. Phillips	Steven D. Metzger
Death or Disability
Base salary	$800,000	$320,000	$320,000	$320,000	$320,000
Target annual bonus(1)	1,000,000	160,000	160,000	160,000	160,000
Benefit continuation(2)	28,365	—	40,010	25,988	13,558
Equity awards(3)	669,267	188,418	183,914	216,246	—

Total	$2,497,632	$668,418	$703,924	$722,234	$493,558

Termination without cause (without a Corporate Change)
Cash severance(4)	$2,600,000	$800,000	$800,000	$800,000	$800,000
Benefit continuation(2)	28,365	—	40,010	25,988	13,558

Total	$2,628,365	$800,000	$840,010	$825,988	$813,558

Termination without cause (following a Corporate Change)
Cash severance(5)	$3,400,000	$800,000	$800,000	$800,000	$800,000
Benefit continuation(2)	28,365	—	40,010	25,988	13,558
Equity awards(3)	669,267	188,418	183,914	216,246	—

Total	$4,097,632	$988,418	$1,023,924	$1,042,234	$813,558

(1)

Reflects payment of annual bonus pursuant to the terms of their employment agreements in effect on December 31, 2020. These amounts represent 100% of their target bonus payout due to the assumption that such NEOs’ employment terminated on the last day of the year.

(2)	Amounts reflect estimated cost of benefit continuation for 18 months pursuant to the terms of employment agreements in effect on December 31, 2020.
(3)

Reflects accelerated vesting of shares of restricted stock and options pursuant to the terms of employment agreements in effect on December 31, 2020 and related award agreements upon death and disability. Performance awards granted in 2020 have also been excluded from the table as those awards require a specific metric be achieved on or before December 31, 2024 before they become eligible to vest.

(4)

Amounts reflect cash severance payable under the terms of employment agreements in effect on December 31, 2020, which represents two years base salary continuation and a pro-rated target annual bonus for the year in which the termination occurs.

(5)

Amounts with respect to Ms. Blinderman, Messrs. Brink, Phillips and Metzger reflect cash severance payable under the terms of employment agreements in effect on December 31, 2020, which represents a lump sum equal to two times the sum of NEOs’ base salary in effect on the Termination Date (or as of the date of the Corporate Change, if higher), plus target annual bonus. Mr. Payne’s cash severance represents a lump sum equal to three times the sum of his base salary plus target annual bonus.

(6)	Ms. Blinderman resigned from her position as Senior Vice President, Chief Accounting Officer and Principal Financial Officer effective March 31, 2021 and as Secretary effective February 2, 2021.

Employment Agreements

As previously discussed, each of our NEOs have employment agreements with terms of three years (nine years in the case of Mr. Payne as a result of a seven year extension and amendment entered into as of February 17, 2021) which were entered into November 5, 2019 and obligate the Company to make certain payments and provide certain benefits to the Company’s NEOs upon a qualifying termination of employment as defined within the Agreements. Pursuant to the Agreements, each NEO agreed to certain non-competition provisions and other restrictive covenants, during the term of his or her employment and for a period of 24 months thereafter. The Agreements supersede any prior agreements entered into by the Company and any of the NEOs. The Agreements for all of the NEOs are identical, except as noted above.

2021 Proxy Statement        43

Executive Compensation

The Agreements establish, among other things, (a) a minimum base salary, (b) a target annual bonus (expressed as a percentage of base salary), and (c) post-termination payments due in certain scenarios. For a description of the post-termination benefits provided for under the Agreements see “Executive Compensation-Potential Payments Upon Termination,” further discussed herein. The Company believes it is in the best interest of stockholders to ensure the executive leadership team have employment agreements which align with the Company’s goal of driving performance and creating long-term stockholder value.

Long-Term Incentive Plan Awards

Pursuant to the terms of our 2017 Plan, except as otherwise provided in an award agreement, upon a change of control, as defined by the 2017 Plan, all then-outstanding awards shall immediately vest and be settled in accordance with the 2017 Plan. This immediate vesting shall not occur in the event a replacement award, as defined by the 2017 Plan, is issued to a participant in connection with a change of control. In the event a replacement award is issued to a participant and a subsequent qualifying termination, as defined by the 2017 Plan, occurs within the one-year period following a change of control, all replacement awards held by the participant shall become fully vested and free of restrictions in accordance with the 2017 Plan.

Separation Agreement with Ms. Blinderman

Ms. Blinderman resigned from her position as the Company’s Senior Vice President, Chief Accounting Officer, and Principal Financial Officer, effective March 31, 2021 and as Secretary effective February 2, 2021. Related to her resignation, Ms. Blinderman and the Company entered into a separation and release agreement (the “Separation Agreement”) which provided for, among other things, (i) the continuation of Ms. Blinderman’s base salary for 24 months; (ii) a one-time payment; and (iii) the acceleration of certain unvested stock options. Under the terms of the Separation Agreement, Ms. Blinderman retained all vested equity awards and all unvested equity awards were cancelled as of the March 31, 2021, for which she has no right or claim, other than the following awards, which were accelerated and fully vested on February 28, 2021: 3,767 Incentive Stock Options with a Grant Date of March 21, 2017; 3,000 Incentive Stock Options with a Grant Date of February 14, 2018; 3,213 Non-Qualified Stock Options with a Grant Date of March 21, 2017; and 3,000 Non-Qualified Stock Options with a Grant Date of February 14, 2018.

Pension Benefits

We do not sponsor a pension plan.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not sponsor any nonqualified defined contribution or other nonqualified deferred compensation plans.

44        Carriage Services

Executive Compensation

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform Consumer Protection Act, and Item 402(u) of Regulation S-K, the following items are discussed below: (i) the median of the annual total compensation of all employees, excluding Mr. Payne, our CEO; (ii) the annual total compensation of our CEO; and (iii) the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO. This information is intended to provide our stockholders with a company-specific metric that can assist in their evaluation of our Company’s executive compensation practices.

To identify the median of the total annual compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•

We determined that as of December 31, 2020, our employee population consisted of approximately 2,718 individuals with all of these individuals located in the United States. This population consisted of 1,126 full-time and 1,592 part-time employees. Our part-time employees are an integral part of our business and due to our industry, are dedicated members of our community, but may only work on a very limited, as requested basis. We selected December 31, 2020, which is in the last three months of our most recent fiscal year, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

•

To determine the “median employee” from our employee population, we examined the amount of salary, bonus, wages and other taxable income items of our employees as reported by us to the Internal Revenue Service on Form W-2 for 2019. The “median employee’s” annual total compensation included the Company matching amount provided in our Section 401(k) employee savings plan. In making the determination, we annualized the compensation of approximately 367 employees who were hired in 2020, but did not work for us the entire fiscal year. This population consisted of 164 full-time and 203 part-time employees.

•

We determined our median employee using this compensation measure, which was consistently applied to all of our employees included in the calculation. Since all of our employees are located in the United States, as is our CEO, we did not make any cost of living adjustments when identifying the “median employee.”

•

Once we determined our median employee, we combined all of the elements of such employee’s compensation for 2020 in accordance with Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of approximately $17,585.

•	With respect to the annual compensation of our CEO, we used the amount reported in the “Total $” column of our Summary Compensation Table for the year 2020 included above in this Proxy Statement.

•

There has been no major change in our employee population or our employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure.

For the fiscal year ended December 31, 2020:

•	The median employee is an Ambassador in the community, working on an as needed or by request basis, proactively participating in civic and community events that create a lasting heritage;

•	The median annual total compensation of all employees of our Company (other than our CEO) was approximately $17,585; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement was $2,355,678.

Based on this information, for 2020, the ratio of the annual total compensation of Mr. Payne to the annual total median compensation of all other employees was 134 to 1.

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PROPOSAL NO. 2:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Securities and Exchange Act, as amended, and as a matter of good corporate governance, we seek your vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation.”

We urge our stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how our Named Executive Officer compensation policies and programs operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative appearing under the “Executive Compensation” section of this Proxy Statement, which provide detailed information on the compensation of our Named Executive Officers. Our Compensation Committee believes that the policies and programs articulated in the “Compensation Discussion and Analysis” section are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has contributed to our High Performance Culture and Being The Best Mission.

Accordingly, we are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Carriage’s Named Executive Officers, as disclosed in the Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC (including, but not limited to, the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables, notes and narrative).”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. This vote is advisory and, therefore, not binding on us, our Board, or our Compensation Committee. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the advisory vote on Named Executive Officer compensation when making future compensation decisions.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 3:

APPROVAL OF THE THIRD AMENDMENT TO THE AMENDED AND RESTATED CARRIAGE SERVICES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN

On March 30, 2021, upon the recommendation of the Compensation Committee, our Board approved the Third Amendment (the “Third Amendment”) to our Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan (the “2007 ESPP”) to increase the number of shares and directed that the matter be submitted to the stockholders of the Company for their approval at the Annual Meeting. The Third Amendment will amend the 2007 ESPP to increase the number of Common Stock available for purchase under the 2007 ESPP from 1,250,000 to 1,550,000, effective as of May 18, 2021, in order to continue the practice of our employees having the option to purchase Carriage Common Stock through payroll deductions.

The purpose of the 2007 ESPP is to provide employees of the Company and its designated subsidiaries the opportunity to purchase shares of Common Stock at a discount from the prevailing market price through our payroll deduction system. As a result, the 2007 ESPP provides an incentive for employees to acquire or increase their ownership interest in the Company. We strongly believe that employee stock ownership is important for the Company’s success, provides our employees the opportunity to strengthen their ownership in our Company and aligns with our second Guiding Principle, “Hard work, pride of accomplishment and shared success through employee ownership.”

Our Board believes it is important for our employees to continue to have this option and hereby ask stockholders to approve the Third Amendment to increase the shares of Common Stock available under the plan to 1,550,000. It is our intention to have the 2007 ESPP qualify under section 423 of the Internal Revenue Code of 1986. The provisions of the 2007 ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code.

Participation in the 2007 ESPP is open to all employees, including part-time employees, which we believe has been one of many components that has encouraged employees to view their contribution to the Company from the perspective of an owner and aligns our employees with our Good to Great Journey.

Summary of the 2007 ESPP

The following brief summary of certain features of the 2007 ESPP, as amended by the First, Second, and Third Amendments is qualified in its entirety by reference to the full text of the 2007 ESPP, the First Amendment, and the Second Amendment, which are attached hereto as Appendix A, and the full text of the Third Amendment which is attached hereto as Appendix B. To the extent there is a conflict between this summary and the actual terms of the 2007 ESPP, the First Amendment, the Second Amendment and the Third Amendment, the terms of the 2007 ESPP, the First Amendment, the Second Amendment and the Third Amendment will govern.

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Proposal No. 3 Approval of the Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan

Share Availability

A total of 1,550,000 shares of Common Stock will be available for sale under the 2007 ESPP, subject to adjustment as provided in the 2007 ESPP.

Administration

The 2007 ESPP may be administered by the Compensation Committee of the Board, or if so designated, another committee appointed by the Board. Currently, the Compensation Committee administers the 2007 ESPP. The Compensation Committee has the full power to adopt, amend and rescind any rules deemed desirable and appropriate to administer the 2007 ESPP.

Eligibility

All employees, including part-time employees, of the Company and those subsidiaries designated by the Board are eligible to participate in the 2007 ESPP. As of March 19, 2021, approximately 2,752 individuals were eligible to participate in the 2007 ESPP. An eligible employee, however, may not participate if such option would permit the employee to purchase, under all stock purchase plans of the Company, Common Stock with a fair market value of more than $25,000 (determined at the time such options are granted) in any calendar year.

Offering Periods and Purchase Periods

The 2007 ESPP is implemented by a series of one-year offering periods (“Offering Periods”) starting on January 1 of each year. Each Offering Period will have four purchase periods (“Purchase Periods”) of three consecutive months each, starting on January 1, April 1, July 1 and October 1. Employees are allowed to begin participating in the 2007 ESPP at the beginning of an Offering Period or at the beginning of a Purchase Period within an Offering Period.

Participation Procedure

An eligible employee may become a participant by completing a subscription agreement prior to the beginning of an offering date or entry date. A participant may elect to have payroll deductions of between 1% and 15% of such participant’s compensation on each payday, which is credited to the participant’s account. No participant, however, may make payroll deductions during any year if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, nor may a participant purchase more than 5,000 shares of Common Stock during any Offering Period. On the last day of each Purchase Period, the amount in each participant’s account is used to purchase shares of Common Stock. A participant may decrease or increase the rate of his or her contributions on one occasion only during a Purchase Period by completing and filing a new subscription agreement.

Purchase Price of Shares

The purchase price for the shares of Common Stock on any purchase date will be, with respect to a Purchase Period, an amount equal to the lower of (a) 85% of the fair market value of a share of Common Stock on the offering date for the Offering Period that includes such Purchase Period or (b) 85% of the fair market value of a share of Common Stock on the exercise date respecting such Purchase Period; provided, however, that if a participant’s entry date occurs after the offering date for the Offering Period that includes such Purchase Period, then the amount in clause (a) of this definition with respect to such participant for such Purchase Period shall be the greater of (i) 85% of the fair market value of a share of Common Stock on such offering date or (ii) 85% of the fair market value of a share of Common Stock on such participant’s entry date. The fair market value of a share of Common Stock on a given date will be determined by the Compensation Committee based on the closing price of the Common Stock on the NYSE for such date. If the Common Stock is not traded on such date, the price will be determined on the immediately preceding trading date on which there was a closing price.

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Proposal No. 3 Approval of the Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan

Delivery of Shares to Participants

Shares of Common Stock purchased with a participant’s payroll deductions will be issued to the participant as promptly as practicable after each purchase date. Delivery may be made by direct deposit into a book entry account or brokerage account in the name of the participant.

Termination of Employment

Upon a participant’s termination of employment for any reason including death or disability, participation in the 2007 ESPP ceases and all amounts credited to the participant’s account will be immediately distributed to the participant or in the event of the participant’s death, the participant’s beneficiary.

Voluntary Withdrawal

A participant may voluntarily withdraw all contributions credited to his or her account at any time prior to two business days prior to the last day of a Purchase Period. Should a participant voluntarily withdraw during an Offering Period, they may do so for one occasion only during an Offering Period.

Transferability

No interest in the 2007 ESPP or in payroll deductions credited to a participant’s account may be transferred or assigned by a participant except by will or the laws of descent and distribution.

Equitable Adjustments

The maximum number of shares of Common Stock that may be issued under the 2007 ESPP are subject to adjustment in the event of stock dividends, spin off, stock splits, combinations or reclassification of shares, reverse stock splits, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, provided that no adjustment will be made upon conversion of any convertible securities of the Company. In the event of a merger of the Company with another corporation, each option under the 2007 ESPP will be either assumed or substituted by the successor corporation, provided that the Committee retains the sole discretion to shorten any Purchase Period in lieu of such assumption or substitution.

Plan Amendment or Termination

The Board may at any time terminate or amend the 2007 ESPP; provided, however no such termination may affect options previously granted nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent required by Internal Revenue Code Section 423, the Company shall seek to obtain stockholder approval in such a manner and degree required for any amendment.

Federal Income Tax Consequences

The 2007 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423(a) of the Internal Revenue Code of 1986. This section provides that participants do not realize any income at the date of grant or at the time of receipt of the shares and that such income is postponed until they dispose of the shares. The tax consequences to participants upon disposition is dependent upon the variables determining the option price, the sale price, and the holding period.

The Company is entitled to a deduction under the Internal Revenue Code only to the extent that ordinary income is realized by the participant as a result of disqualifying dispositions.

New Plan Benefits

Participation in the 2007 ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the 2007 ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2007 ESPP.

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Proposal No. 3 Approval of the Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan

Equity Compensation Plan Information

The following table presents information as of December 31, 2020, regarding the number of shares of our Common Stock that are available for issuance under all of our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)

Equity compensation plans approved by security holders	911,736	$23.40	1,951,795

Equity compensation plans not approved by security holders	—	—	—

Total	911,736	$23.40	1,951,795

(1)	The shares reflected in column (c) are the amount available for future issuance under our 2007 ESPP and our Carriage Services, Inc. 2017 Omnibus Incentive Plan.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE THIRD AMENDMENT TO THE AMENDED AND RESTATED CARRIAGE SERVICES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN.

50        Carriage Services

PROPOSAL NO. 4:

APPROVAL OF THE FIRST AMENDMENT TO THE CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN

On March 30, 2021, upon the recommendation of the Compensation Committee, the Board approved an amendment (the “First Amendment”) to our Carriage Services, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”), to increase the number of shares of Common Stock authorized under the 2017 Plan and directed that the matter be submitted to the stockholders of the Company for their approval at the Annual Meeting. The First Amendment would increase by 1,500,000 the number of authorized shares of Carriage Common Stock (“Shares”) available for issuance under the 2017 Plan from 1,555,000 Shares to 3,055,000 Shares, effective as of May 18, 2021.

The 2017 Plan provides for various types of awards, including restricted stock, stock options and performance awards, to be awarded to our employees based on an individual’s performance in support of our near-term goals, as well as expected contributions to our long-term success. We believe that these forms of equity ownership help align our employee’s interests closely with those of our stockholders, motivate our employees to deliver long-term sustained growth, in addition to strong total stockholder returns, and incentivize our employees to contribute to the long-term growth and success of Carriage. In addition, the 2017 Plan allows us to recruit and retain 4E leaders who enhance our High Performance Culture consistent with our Good To Great Journey.

Without approval of this First Amendment, we believe the number of Shares remaining available for grants under the 2017 Plan may be inadequate to achieve the stated purpose of the 2017 Plan in the future. We are therefore seeking stockholder approval to increase the authorized Shares by 1,500,000 pursuant to the First Amendment to the 2017 Plan, which we anticipate will be a sufficient amount for equity grants and enable us to make reasonable, competitive equity grants that further support employee and stockholder alignment for the next few years. No other changes are being proposed for the 2017 Plan.

Summary of the 2017 Plan

The following is a summary of the material features of the 2017 Plan, as amended by the First Amendment, and is qualified in its entirety by reference to the full text of the 2017 Plan filed as Appendix A to the Proxy Statement on Schedule 14A filed on April 5, 2017 and to the full text of the First Amendment which is attached hereto as Appendix C. To the extent there is a conflict between this summary and the actual terms of the 2017 Plan and the First Amendment, the terms of the 2017 Plan and First Amendment will govern.

Purpose and Eligibility

The purpose of the 2017 Plan is to foster and promote the long-term financial success of the Company by, (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by participants, and (c) enabling the Company to attract and retain qualified and competent persons as employees of the Company and to serve as members of the Board. The 2017 Plan authorizes the grant of awards under the plan (“Awards”) to employees of the Company or any of its Subsidiaries, non-employee directors of the Company, and to certain third-party service providers of the Company or any of its Subsidiaries (collectively, the “Eligible Individuals”). As of March 19, 2021, there were approximately 2,758 Eligible Individuals who were employees of the Company or its subsidiaries or non-employee directors of the Company.

Administration

The Compensation Committee will administer the 2017 Plan, including, without limitation, selecting which of the Eligible Individuals will receive Awards (such individuals, the “Participants”) as well as establishing the form and terms of Awards such as vesting, exercisability, and other restrictions. Subject to certain

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

limitations, the Compensation Committee may delegate some or all of its authority with respect to the 2017 Plan to one or more alternative administrators such as one or more of its members or one or more of our officers.

Shares Available under the 2017 Plan

Subject to capitalization adjustments described below and other limited adjustments in the 2017 Plan and the share counting rules described below, an aggregate of approximately 3,055,000 Shares will be available for grants under the 2017 Plan, which such amount is comprised of 2.5 million Shares plus the number of Shares that remain available for grant under the 2006 Plan as of the 2017 Plan Effective Date (approximately 555,000 Shares). In addition, there are approximately 677,000 outstanding Shares subject to Awards under the 2006 Plan that could be forfeited, cancelled or otherwise not issued and could become available for Awards under the 2017 Plan. Shares issued under the 2017 Plan may be authorized and unissued Shares. All Shares available for issuance under the 2017 Plan may be used for any type of Award, including, without limitation, Incentive Stock Options (described below).

Share Counting Rules

The number of Shares reserved for issuance under the 2017 Plan will be reduced by one (1.00) Share for every one (1.00) Share that is subject to an Award. Any Shares that are subject to an Award granted under the 2017 Plan or that are subject to an outstanding award previously granted under the 2006 Plan that either (i) terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares (or with the forfeiture of Shares in connection with a restricted stock award); (ii) is settled in cash in lieu of Shares; or (iii) is exchanged with the Compensation Committee’s permission prior to the issuance of Shares for an Award not involving Shares, will become available again for grant under the 2017 Plan. Further, any Shares that are tendered or withheld to pay the exercise price of, or withheld to satisfy a tax obligation with respect to, an Award granted under the 2017 Plan or an outstanding award under the 2006 Plan, will become available again for grants under the 2017 Plan. And, any Shares that are purchased by the Company on the open market using the proceeds from the exercise of a stock option granted under the 2017 Plan or under the 2006 Plan will be added to the share reserve and will become available for future grants under the 2017 Plan. Shares subject to substitute awards that were approved by an acquired or combined company’s stockholders and not granted in connection with the transaction shall not be counted against the Share reserve available under the 2017 Plan, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year, but only to the extent permitted under and in accordance with the Code, other applicable law and exchange rules.

Awards and Term of 2017 Plan

The 2017 Plan provides for the following types of Awards: stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, performance units and other stock-based awards or cash-based awards. Each Award will be evidenced by a written or electronic agreement or statement (“Award Agreement”) that specifies the Award’s terms and conditions as determined by the Compensation Committee. Unless sooner terminated by the Board, the 2017 Plan shall automatically terminate ten (10) years from the 2017 Plan Effective Date. After the 2017 Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2017 Plan’s terms and conditions.

A detailed description of each type of Award follows.

Stock Options

Under the 2017 Plan, the plan administrator may grant Awards in the form of an option to purchase Shares (“Stock Options”) that are intended to meet the requirements of Section 422 of the Internal Revenue Code (referred to as “Incentive Stock Options”) and other Stock Options that do not meet such requirements (referred to as “Non-Qualified Stock Options”). The applicable Award Agreement will specify whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option. A Stock Option will grant the holder the right to purchase a specific number of Shares at a fixed price (“Exercise Price”) over a period not to exceed the day before the expiration of ten (10) years from the date of the grant.

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

A Stock Option’s Exercise Price may not be less than one hundred percent (100%) of the fair market value of a Share on the date the Option is granted.

A Participant will not have any stockholder rights with respect to any Shares subject to an unvested Stock Option.

Stock Appreciation Rights

Under the 2017 Plan, the plan administrator may grant Awards in the form of a stock appreciation right or “SAR.” A stock appreciation right will allow the holder to exercise that right as to a specific number of Shares over a period not to exceed the day before the expiration of ten (10) years from the grant date and receive the appreciated value of such Shares. The appreciated value is equal to the excess of (i) the fair market value of the Shares as to which the right is exercised (determined as of the date of exercise) over and (ii) the aggregate Grant Price (as defined below) for those Shares. The applicable Award Agreement will specify whether this value will be paid in cash, Shares or a combination of both.

A SAR’s grant price per Share (“Grant Price”) may not be less than one hundred percent (100%) of the fair market value per Share on the date the SAR is granted. A Participant will not have any stockholder rights with respect to any Shares subject to an unvested Stock Appreciation Right.

Restricted Stock and Restricted Stock Units

Under the 2017 Plan, the plan administrator may grant Awards denominated in Shares (“Restricted Stock”) or stock units (“Restricted Stock Units” or “RSUs”) that are subject to a period in which such Restricted Stock or RSUs are subject to forfeiture based on discontinued service, the failure to achieve performance criteria and/or the occurrence of other events as determined by the plan administrator. Restricted Stock is a grant of Shares that are subject to a substantial risk of forfeiture. Each RSU corresponds in value to a single Share. Restricted Stock Units may be paid in cash, Shares or a combination of the two as determined by the plan administrator and set forth in the applicable Award Agreement.

The plan administrator may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units, as it deems advisable. Holders of Restricted Stock will have the same voting rights and dividend rights, except dividends for performance-based Restricted Stock, as holders of Shares unless such rights are expressly limited by the plan administrator in the applicable Award Agreement. No Restricted Stock Unit will confer any voting rights. The plan administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of RSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividends or dividend equivalents will be paid on performance-based Restricted Stock or RSUs unless the applicable performance goals are satisfied.

Performance Share Units and Performance Units

Under the 2017 Plan, the plan administrator may grant an Award denominated in Shares (“Performance Share Units” or “PSUs”) or denominated in dollar units (“Performance Units” or “PUs”) that are earned based on the achievement of one or more performance goals over a specified performance period. The number of PSUs or PUs earned over a performance period may vary based on the level of achieved performance.

Each Performance Share Unit will have a value that corresponds to the fair market value of a Share. Each Performance Unit will have an initial dollar value as determined in the discretion of the plan administrator. The dollar value of Performance Units (or the number of Performance Units earned) may vary based on the level of achieved performance over the applicable performance period. Performance Share Units and Performance Units may be payable in the form of cash, Shares or a combination of the two as determined by the plan administrator and set forth in the applicable Award Agreement.

The plan administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of PSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividend equivalents will be paid on PSUs unless the applicable performance goals are satisfied.

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

Cash-Based Awards and Stock-Based Awards

Under the 2017 Plan, the plan administrator may grant Awards, not otherwise described by the terms of the 2017 Plan that are denominated in cash (“Cash-Based Awards”) or denominated in stock (“Other Stock-Based Awards”). The plan administrator will determine the terms and conditions applicable to each Cash-Based Award and Stock-Based Award, which may include a vesting requirement based on the completion of a service period with the Company or achievement of a specified performance goal(s) and form of payment in Shares, cash or a combination of the two. The plan administrator may impose such restrictions on Shares acquired pursuant to the settlement of Other Stock-Based Awards as it determines advisable.

Code Section 162(m) Performance-Based Compensation and Performance Measures for Awards

The plan administrator may grant Awards that are intended to provide compensation solely on account of the attainment of one or more pre-established, objective performance criteria under circumstances that are intended to qualify such compensation as performance-based compensation under Section 162(m) of the Internal Revenue Code. The vesting, level of payout or value of such Awards will be determined by the attainment of one or more goals based upon one or more of the following performance measures (the “Performance Measures”): cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow before or after payment of a dividend and cash flow return on investment); capital expenditures; earnings (either in aggregate or on a per-share basis, and on pre-tax or post-tax basis); earnings before or after either, or any combination of, interest, taxes, depreciation, or amortization; economic value added; expenses/costs (including cost reduction and expense management); gross or net income; gross or net operating margins; gross or net operating profits; gross or net revenues/sales; individual objective performance measures; market share; net asset value per share; net income; net borrowing, debt leverage levels, credit quality or debt ratings; operating and maintenance cost management; operational performance measures; operating profit; operating ratios and measures; profitability ratios; retained earnings; return measures (including, but not limited to, return on assets, total assets employed, equity, capital, invested capital, sales or revenues); share price (including, but not limited to, growth in share price and total stockholder return); strategic business objectives (including objective project milestones); transactions relating to acquisitions or divestitures; or working capital.

In any Award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the plan administrator may provide that the evaluation of the achievement of one or more applicable Performance Measures may include or exclude the impact of one or more of the following on reported financial results: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) changes in tax laws, accounting principles or other laws or provisions, (iv) reorganization or restructuring programs, (v) acquisitions or divestitures, (vi) foreign exchange gains and losses or (g) unusual or infrequent items under Accounting Standards Codification Topic 225. Such inclusions or exclusions shall be prescribed in a form and at a time that meets the requirements of Code Section 162(m) for qualification of the Award as performance-based compensation under Code Section 162(m). Further, the Performance Measures may: (i) relate to the performance of the Company or any Subsidiary as a whole or any business unit or division of the Company or any Subsidiary or any combination thereof, (ii) be compared to the performance of a group of comparator companies, or published or special index, (iii) be based on change in the Performance Measure over a specified period of time, (iv) relate to or be compared to one or more other Performance Measures, or (v) any combination of the foregoing.

The plan administrator is under no obligation to structure Awards granted under the 2017 Plan to qualify as performance-based compensation under Code Section 162(m) and has the express authority to grant Awards that do not qualify as performance-based compensation. Additionally, there is no guarantee that an Award that is intended to qualify as performance-based compensation under Code Section 162(m) will so qualify in any particular circumstance. To maintain flexibility in compensating our executives, the plan administrator reserves the right to use its judgment to grant or approve Awards or compensation that is non-deductible when the plan administrator believes such Awards or compensation is appropriate. Further, the plan administrator has the discretion to adjust otherwise payable performance-based compensation downward, either on a formula or discretionary basis or any combination as the plan

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

administrator determines in its sole discretion but does not have the authority to adjust upward any otherwise payable performance-based compensation.

At the time stockholder approval was obtained for the 2017 Plan, it also constituted approval of the material terms of the Performance Measures under the 2017 Plan for purposes of establishing the specific vesting targets for one or more Awards under the 2017 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code

Annual Limits on Grants under the 2017 Plan

Subject to capitalization adjustments or other limited adjustments under the 2017 Plan, the following limits apply to grants of Awards under the 2017 Plan:

•	The maximum aggregate number of Shares that may be subject to Awards of Options or SARs granted to any Participant in any calendar year is 300,000 Shares.

•

The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock, Restricted Stock Units, Performance Share Units and Other Stock-Based Awards that are intended to be performance-based compensation and exempt from the limits in Code Section 162(m) granted to any one Participant in any calendar year is 300,000 Shares. The foregoing maximum applies to any performance period that is equal to a fiscal year and will be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration. For example, if the duration of a performance period is two calendar years, then the maximum amount will be adjusted to equal the product of 300,000 Shares and two (2), or 600,000 Shares.

•

The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award of Performance Units, Cash-Based Awards or any other Awards that are intended to be performance-based compensation and exempt from the limits in Code Section 162(m) and that is payable or denominated in cash is $3,000,000.00 determined as of the date of payout. The foregoing maximum applies to any performance period that is equal to a fiscal year and will be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration. For example, if the duration of a performance period is three calendar years, then the maximum amount will be adjusted to equal the product of $3,000,000.00 and three (3), or $9,000,000.

•

The maximum aggregate value of Awards granted or paid to an incumbent non-employee director who does not serve as Lead Director of our Board may not exceed $450,000.00 during any calendar year; provided, however, that the maximum aggregate value of Awards granted or paid to a new, non-employee director during the calendar year in which the non-employee director is first appointed or elected to our Board may not exceed $550,000.00. The maximum aggregate value of Awards granted or paid to an incumbent non-employee director who serves as Lead Director of our Board may not exceed $650,000.00 during any calendar year.

Prohibition on Repricing/Cash-Out of Stock Options and SARs

The plan administrator may not implement any of the following repricing or cash-out programs without obtaining stockholder approval: (i) a reduction in the Exercise Price or Grant Price of any previously granted Stock Option or SAR, (ii) a cancellation of any previously granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower Exercise Price or Grant Price, respectively, or (iii) a cancellation of any previously granted Stock Option or SAR in exchange for cash or another Award if the Exercise Price of the Stock Option or the Grant Price of the SAR exceeds the fair market value of a Share on the date of such cancellation, in each case other than in connection with a Change in Control (as defined in the 2017 Plan) or the capitalization adjustment provisions in the 2017 Plan.

Change in Control and Vesting Acceleration

Generally, except as provided otherwise in an Award Agreement, the occurrence of a “Change in Control” (as such term is defined in the 2017 Plan) will result in the immediate vesting of any outstanding, unvested Awards and the settlement of such Awards shortly thereafter, unless an Award is assumed, replaced or continued by a successor entity. With respect to Awards that are subject to performance-based vesting, upon the occurrence of a Change in Control, all applicable performance conditions will be deemed

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

satisfied either (i) based on actual performance, to the extent determinable, through the date immediately prior to the date of the Change in Control, with performance goals adjusted to reflect the truncated performance period and payable without proration or (ii) as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever will result in the largest payout to the Participant.

Changes in Capitalization

If an equity restructuring causes the per-share value of our Shares to change, such as by reason of a stock dividend, extraordinary cash dividend, stock split, spin-off, rights offering, recapitalization or otherwise, then equitable adjustments will be made to the number of Shares available for issuance under the 2017 Plan and to the terms of outstanding Awards in a manner designed to preclude any dilution or enlargement of the 2017 Plan and any outstanding Awards.

Transferability

ISOs may only be transferred by will or the laws of descent and distribution. Generally, all other Awards are not transferable other than by will or the laws of descent and distribution or, subject to the consent of the plan administrator, pursuant to a domestic relations order entered into by a court of competent jurisdiction.

Withholding

The plan administrator may provide holders of Awards with the right to have the Company withhold cash or a portion of the Shares otherwise issuable to such individuals in satisfaction of any applicable withholding taxes to which they become subject in connection with the exercise, vesting or settlement of their Awards. Alternatively, the plan administrator may allow such individuals to deliver cash or previously acquired Shares in payment of such withholding tax liability

Clawback and Forfeitures for Cause

The plan administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.

Upon a Participant’s termination of service for cause, the Participant will forfeit, as of the date immediately preceding such termination of service, any and all outstanding and unexercised Options and SARs as well as any outstanding and unvested Restricted Stock, RSUs, Performance Share Units, Performance Units, Cash-Based Awards, and Other Stock-Based Awards

Amendment and Termination

Unless terminated earlier by our Board, the 2017 Plan will remain effective until it expires on the ten year anniversary of its effectiveness. However, our Board may, at any time and subject to the terms of the 2017 Plan, amend, suspend, or terminate the 2017 Plan in whole or in part. No amendment of the 2017 Plan may result in the “repricing” of any outstanding Stock Options or SARs without stockholder approval. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the stockholders of the Company. No termination, amendment or suspension of the 2017 Plan may adversely affect in any material way any Award previously granted under the 2017 Plan without the written consent of the Award recipient, subject to certain limited exceptions that permit our Board or plan administrator to amend outstanding Awards to adjust for the occurrence of certain unusual or nonrecurring events and to conform to Awards to certain legal requirements

Summary of Federal Income Tax Consequences of Awards Granted under the 2017 Plan

The following is a general summary of the United States Federal income tax treatment associated with the 2017 Plan as of the date of this proxy statement. The federal tax laws are complex and subject to change, and the tax consequences for any Participant in the 2017 Plan will depend on his or her individual circumstances.

56        Carriage Services

Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

Stock Options

Stock Options granted under the 2017 Plan may be either Incentive Stock Options that satisfy the requirements of Section 422 of the Code or Non-Qualified Stock Options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the Participant upon the grant of an Incentive Stock Option. Generally, a Participant will not recognize taxable income at the time an Incentive Stock Option is exercised, although taxable income may arise upon exercise for alternative minimum tax purposes. The Participant will recognize taxable income in the year in which the Shares acquired upon the exercise of an Incentive Stock Option are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the related Incentive Stock Option was granted and more than one (1) year after the date such Incentive Stock Option was exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the Participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the acquired Shares over (ii) the Exercise Price paid for those shares. If there is a disqualifying disposition of the acquired Shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the Exercise Price paid for the shares will be taxable as ordinary income to the Participant. Any additional gain recognized upon the disposition will be a capital gain. We will not be entitled to any income tax deduction if the Participant makes a qualifying disposition of the shares. If the Participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the disqualifying disposition.

Non-Qualified Options. No taxable income is recognized by a Participant upon the grant of a Non-Qualified Stock Option. The Participant will recognize ordinary income in the year in which the Non-Qualified Stock Option is exercised, equal to the excess of the fair market value of the Shares acquired upon the exercise of the Non-Qualified Stock Option on the exercise date over the Exercise Price paid for the shares (and subject to any applicable income tax withholding). We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised Non-Qualified Stock Option.

Stock Appreciation Rights

No taxable income is recognized by a Participant upon the grant of a Stock Appreciation Right. The Participant will recognize ordinary income in the year in which the Stock Appreciation Right is exercised, in an amount equal to the fair market value of the Shares issued to the Participant upon the exercise of the Stock Appreciation Right (or the amount of the cash payment made to the Participant upon the exercise of the Stock Appreciation Right) and subject to any applicable income tax withholding. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised Stock Appreciation Right.

Restricted Stock

No taxable income is recognized by a Participant upon the grant of Restricted Stock, unless the Participant makes an election to be taxed at the time of grant under Code Section 83(b). If such election is made, the Participant will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the Shares subject to such grant at such time over the amount, if any, paid for those shares.

If the Participant does not make an election under code Section 83(b) to be taxed at the time of grant, the Participant will recognize ordinary income when Shares subject to the grant subsequently vest in an amount equal to the excess of the fair market value of the shares on the vesting date over the amount, if

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

any, paid for the shares (and subject to any applicable income tax withholding). Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant in connection with the vesting of a Restricted Stock Award.

In addition, a Participant receiving dividends with respect to Restricted Stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply

Restricted Stock Units

No taxable income is recognized by a Participant upon the grant of Restricted Stock Units. The Participant will recognize ordinary income in the year in which the RSU grant is settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of the RSUs (or the amount of the cash payment made to the Participant upon the settlement of the RSUs) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the RSU is settled and paid.

In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Restricted Stock Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment if made in cash (or, if such payment is made in Shares, then the fair market value of such shares on the date of payment). The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply.

Performance Share Units

No taxable income is recognized by a Participant upon the grant of Performance Share Units. The Participant will recognize ordinary income in the year in which the PSU grant is settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of the Performance Share Units (or cash paid to the Participant upon the settlement of the Performance Share Units) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the PSU is settled and paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.

In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Performance Share Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment (or, if such payment is made in Shares, then the fair market value of such shares on the date of payment). The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Code Section 162(m) apply.

Performance Units

No taxable income is recognized by a Participant upon the grant of Performance Units. The Participant will recognize ordinary income in the year in which the Performance Units are settled and paid in an amount equal to the cash payment made to the Participant upon the settlement of the Performance Units (or the fair market value of the Shares issued to the Participant upon the settlement of the Performance Unit) and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the Performance Units are settled and paid.

58        Carriage Services

Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

Other Stock-Based Awards and Cash-Based Awards

Generally, with respect to Other Stock-Based Awards and Cash-Based Awards, no taxable income is recognized by a Participant upon the grant of such Awards unless, at the time of grant, any Shares issued or cash paid to the Participant is fully vested and non-forfeitable. In this case, the Participant would recognize ordinary income equal to the fair market value of the Shares issued to the Participant at the time of grant or the amount of the cash payment made to the Participant at the time of grant and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time of grant. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.

If Other Stock-Based Awards or Cash-Based Awards are subject to vesting and forfeiture provisions, a Participant will not recognize taxable income upon the grant of such Awards but will recognize ordinary income in the year in which such Awards are settled and paid in an amount equal to the fair market value of the Shares issued to the Participant upon the settlement of such Awards or the amount of the cash payment made to the Participant upon the settlement of such Awards and subject to any applicable income tax withholding. Subject to the deductibility limitations of Code Section 162(m), the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time such Awards are settled and paid.

Other Tax Considerations

Upon accelerated exercisability of options and accelerated lapsing of restrictions upon Restricted Stock or other Awards in connection with a Change in Control (as such term is defined in the 2017 Plan), certain amounts associated with such Awards could, depending upon the individual circumstances of the Participant, constitute “excess parachute payments” under the golden parachute provisions of Code Section 280G. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated Awards and the past compensation of the Participant.

Code Section 409A generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a twenty (20%) excise tax and interest. In general, to avoid a violation of Code Section 409A, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Code Section 409A is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain Awards under the 2017 Incentive Plan. Awards under the 2017 Incentive Plan that are subject to Code Section 409A are intended to satisfy the requirements of Code Section 409A, as specified in an Award Agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Code Section 162(m)) that are granted and administered by the Compensation Committee for Stock Options, Stock Appreciation Rights, or certain other applicable Awards, as determined by the Compensation Committee in its sole discretion, are intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Code Section 162(m) on deductible compensation paid to such employees. However, the Compensation Committee may determine, within its sole discretion, to grant Awards to such covered employees that do not qualify as performance-based compensation. Under Code Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of one million dollars ($1,000,000).

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Proposal No. 4 Approval of the First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan

New Plan Benefits

Because the number of Awards to be made pursuant to the 2017 Plan, as amended, is subject to the discretion of the Compensation Committee, the type, number, recipients and other terms of such Awards cannot be determined with certainty at this time.

Equity Compensation Plan Information

For more information regarding the number of shares of our Common Stock that are available for issuance under all of our existing equity compensation plans as of December 31, 2020, refer to the table on page 45 included in the “Summary of 2007 ESPP – Equity Compensation Plan Information” section of our Proposal No. 3: Approval of the Third Amendment to the Amended and Restated 2007 Employee Stock Purchase Plan.

On March 19, 2021, the closing price of our Shares on the New York Stock Exchange was $36.82.

FOR THE REASONS STATED ABOVE, OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FIRST AMENDMENT TO THE CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN.

60        Carriage Services

AUDIT COMMITTEE REPORT

The Audit Committee of the Board (the “Audit Committee”) of the Company is comprised of six directors, each of whom has been determined by our Board to be independent and financially literate under the NYSE’s listing standard requirements and the rules and regulations of the SEC. The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, available on our website at www.carriageservices.com.

As set forth in the Audit Committee Charter, the Audit Committee assists our Board in fulfilling its oversight regarding, among other things:

•	the integrity of our financial statements, including the adequacy and effectiveness of the Company’s financial reporting and disclosure controls and procedures;

•	the engagement of the Company’s independent registered public auditor, including its qualifications, independence and performance;

•	the performance, function and design of the Company’s internal audit function; and

•	the compliance by the Company with legal and regulatory requirements.

With respect to the Company’s financial reporting process, Company management is responsible for establishing and maintaining internal controls and preparing the Company’s financial statements. Our independent registered public accounting firm for the fiscal year ended December 31, 2020, Grant Thornton LLP, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2020 with Company management. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Additionally, the Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP their independence.

Based on the Audit Committee’s review and discussions with management and Grant Thornton LLP referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Audit Committee

Donald D. Patteson, Jr., Chairman

Barry K. Fingerhut

Bryan D. Leibman

Douglas B. Meehan

Dr. Achille Messac

James R. Schenck

April 5, 2021

2021 Proxy Statement        61

PROPOSAL NO. 5:

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

General

Our Audit Committee has selected Grant Thornton to audit our consolidated financial statements. Grant Thornton has served as our independent registered public accounting firm since 2014.

Representatives of Grant Thornton are expected to be present at our Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

Although ratification is not required by Delaware law, our bylaws or otherwise, our Board is submitting our Audit Committee’s appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment of Grant Thornton is not ratified, our Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

As part of its duties, our Audit Committee is required to annually pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the audit firm’s independence. Our Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors. All audit fees for 2020 and 2019 were pre-approved by our Audit Committee.

Audit Fees

Fees billed to us by Grant Thornton during 2020 and 2019 were as follows:

	Year Ended December 31,

	2020	2019

Audit fees	$1,128,875	$1,052,295

Audit-Related fees	$ —	$ —

The Company did not engage any firm to perform non-audit services during these years.

62        Carriage Services

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review and Approval of Related Party Transactions

We have established procedures to identify, review, approve, and ratify transactions with related persons and bring them to the attention of our Board for consideration. These procedures include formal written questionnaires to our directors and executive officers. Each year, we require our directors and executive officers to complete a questionnaire that requires them to identify and describe any transactions with Carriage that they or their respective related parties may have been involved in, whether or not material.

Our Corporate Governance Committee has the responsibility to review and discuss with management and approve any transactions or courses of dealing with related parties. During this process, related party transactions are disclosed to all Board members. To the extent such transactions are ongoing business relationships, the transactions are reviewed annually and such relationships will be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arm’s length. Our Corporate Governance Committee intends to approve only those related party transactions that are in the best interest of us and our stockholders. The policies and procedures for related party transactions are documented in our Code of Business Conduct and Ethics, a copy of which is available free of charge on our website at www.carriageservices.com.

Related Party Transactions

Since January 1, 2020, there were no reportable transactions between Carriage and related persons, and there are no such currently proposed or anticipated transactions.

OTHER BUSINESS

Management does not intend to bring any other business before our Annual Meeting and has not been informed that any other matters are to be presented at our Annual Meeting by others. If other matters properly come before our Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

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STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Pursuant to rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at our 2022 Annual Meeting of Stockholders may do so by following the procedures set forth under Rule 14a-8 of the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary at 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056 no later than December 7, 2021. However, if the date of our 2022 Annual Meeting of Stockholders is more than 30 days from the date of the 2021 Annual Meeting of Stockholders, then the deadline shall be a reasonable time before we begin to print and send our proxy materials for our 2022 Annual Meeting of Stockholders.

In addition, pursuant to our bylaws, a stockholder may recommend nominees for director not for inclusion in our proxy materials, as further discussed herein in our “Corporate Governance – Direction Nomination Process” section. For all other stockholder proposals intended for presentation at our 2022 Annual Meeting of Stockholders, but not for inclusion in our 2021 proxy materials, a stockholder must deliver a copy of the proposal to our Corporate Secretary at our principal offices listed above no less than 45 days before the date on which we first send our proxy materials for the 2022 Annual Meeting of Stockholders. For our 2022 Annual Meeting of Stockholders, the deadline will be February 19, 2022, based on the proxy materials for this year’s meeting being sent on or about April 5, 2021.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter timely and properly presented by a stockholder at our 2022 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless the stockholder satisfies the other requirements of Rule 14a-4(c)(2) of the Exchange Act. If we receive untimely notice of the matter and the matter nonetheless is permitted to be presented at our 2022 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

64        Carriage Services

ADDITIONAL INFORMATION

Annual Report

Our Annual Report to Stockholders for the year ended December 31, 2020 (our “Annual Report”) is being delivered electronically or mailed, if so elected, to all stockholders entitled to vote at our Annual Meeting. Our Annual Report does not form any part of the proxy soliciting materials.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, but not including exhibits, is also available at www.carriageservices.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, excluding exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the request to the Corporate Secretary in writing at Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, or call our Corporate Secretary at 713-332-8400. Exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). Such requests should be directed to the Corporate Secretary of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE

REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO VOTE VIA THE

INTERNET OR COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE

PROVIDED AS SOON AS POSSIBLE.

By Order of the Board of Directors,

Steven D. Metzger

Senior Vice President, General Counsel & Secretary

Houston, Texas

April 5, 2021

2021 Proxy Statement        65

APPENDIX A

AMENDED AND RESTATED

CARRIAGE SERVICES, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of August 1, 2013)

1.

Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Plan originally became effective as of March 6, 2007 and is being amended and restated effective as of August 1, 2013 to incorporate certain changes.

2.	Definitions.

a.	“Board” shall mean the Board of Directors of the Company.

b.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

c.	“Committee” shall mean the Compensation Committee of the Board or, if designated by the Board, another committee of one or more persons appointed by the Board to administer the Plan.

d.	“Common Stock” shall mean the Common Stock, $.01 par value, of the Company.

e.	“Company” shall mean Carriage Services, Inc., a Delaware corporation.

f.

“Compensation” shall mean all regular straight time gross wages or base salary, overtime, bonuses, incentive pay and commissions paid to an Eligible Employee by the Company or a Designated Subsidiary, including any pre-tax contributions under a tax-qualified retirement plan sponsored or maintained by the Company, but excluding taxable fringe benefits, expense reimbursements, relocation reimbursements, education assistance reimbursements and severance payments.

g.

“Continuous Status as an Eligible Employee” shall mean the absence of any interruption or termination of service as an Eligible Employee. Continuous Status as an Eligible Employee shall not be considered interrupted in the case of (i) military leave, sick leave or any other leave of absence approved in writing by the Company, provided that any such military, sick or other leave of absence is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (ii) transfers between locations of the Company or between the Company and its Designated Subsidiaries.

h.	“Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

i.	“Designated Subsidiaries” shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion, the employees of which are eligible to participate in the Plan.

j.	“Eligible Employee” shall mean any Employee, but in all cases excludes each Officer who is a “highly compensated employee” within the meaning of Section 414(q) of the Code.

k.	“Employee” shall mean any person, including an Officer, who is employed by the Company or one of its Designated Subsidiaries.

2021 Proxy Statement        A-1

Appendix A

l.

“Entry Date” shall mean, with respect to an Eligible Employee, the date such Eligible Employee commences participation in the Plan during an Offering Period. Permitted Entry Dates are any Offering Date or the first day of a Purchase Period.

m.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

n.	“Exercise Date” shall mean the last business day of each Purchase Period during an Offering Period.

o.

“Fair Market Value” shall mean (i) for so long as the Common Stock is listed on the New York Stock Exchange or any other national stock exchange, the closing price for such stock as quoted on such exchange on the given date (or if there are no sales for such date, then for the last preceding business day on which there were sales), (ii) if the Common Stock is traded in the over-the-counter market, the closing price as reported by NASDAQ for the given date (or if there was no quoted price for such date, then for the last preceding business day on which there was a quoted price), or (iii) if the Common Stock is not reported or quoted by any such organization, fair market value of the Common Stock as determined in good faith by the Committee using a “reasonable application of a reasonable valuation method” within the meaning Section 409A of the Code and the regulations thereunder.

p.	“Offering Date” shall mean, with respect to an Offering Period, the first Trading Day in such Offering Period.

q.	“Offering Period” shall mean a period of one (1) year commencing on January 1 of each calendar year except as otherwise determined by the Committee.

r.	“Officer” shall mean an Employee who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

s.	“Plan” shall mean this Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan.

t.

“Purchase Period” shall mean a period of three (3) consecutive months beginning on January 1, April 1, July 1 and October 1 and ending on the last day preceding the beginning of the next period, except as otherwise determined by the Committee.

u.

“Purchase Price” shall mean, with respect to a Purchase Period, an amount equal to the lower of (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date for the Offering Period that includes such Purchase Period or (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date respecting such Purchase Period; provided, however, that if a participant’s Entry Date occurs after the Offering Date for the Offering Period that includes such Purchase Period, then the amount in clause (a) of this definition with respect to such participant for such Purchase Period shall be the greater of (i) 85% of the Fair Market Value of a share of Common Stock on such Offering Date or (ii) 85% of the Fair Market Value of a share of Common Stock on such participant’s Entry Date.

v.

“Subsidiary” shall mean a “subsidiary corporation” as described in Section 424(f) of the Code, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

w.	“Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.

3.	Eligibility.

a.

Unless otherwise determined by the Committee in a manner consistent with Section 423 of the Code, any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Sections 5(a) and 10 and the limitations imposed by Section 423(b) of the Code. An Eligible Employee may enter the Plan on any Entry Date on which he/she remains an Eligible Employee.

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Appendix A

b.

Any person who first becomes an Eligible Employee after the Offering Date of a given Offering Period may enter the Plan on any Entry Date after the date he/she becomes an Eligible Employee, provided that he/she remains an Eligible Employee on such date.

c.

Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such an Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.	Offering Periods and Purchase Periods.

a.

The Plan shall be implemented by a series of Offering Periods each of one (1) year duration, with new Offering Periods commencing on January 1 of each year (or at such other time or times as may be determined by the Committee). The Plan shall continue until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change (i) is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected and (ii) complies with Section 423(b) of the Code.

b.

Each Offering Period shall consist of four Purchase Periods, beginning on January 1, April 1, July 1 and October 1 and ending on the last day preceding the beginning of the next period, except as otherwise determined by the Committee.

5.	Participation.

a.

An Eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s human resources department (or at such other place as the Committee may designate) prior to the applicable Offering Date or Entry Date, unless a later time for filing the subscription agreement is set by the Committee for all Eligible Employees with respect to a given offering. The subscription agreement shall set forth the whole number percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than fifteen percent (15%)) to be deducted as Contributions pursuant to the Plan. The Committee, in its sole discretion, may establish alternative procedures for enrollment at any time.

b.

Payroll deductions shall commence on the first payroll date that occurs following the Offering Date or Entry Date and shall end on the last payroll date prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10; provided, however, that any payroll paid within five (5) business days preceding the Exercise Date will be included in the subsequent Purchase Period and/or Offering Period. If any amount is included in a subsequent Offering Period, the amount of such payroll deductions shall be taken into account for the subsequent Offering Period when computing the limitations provided in Section 3(c) and Section 7.

6.	Method of Payment of Contributions.

a.

Subject to the limitations set forth in Section 3(c), at the time a participant files his or her subscription agreement, he or she shall elect to contribute to the Plan through payroll deductions made on each payroll date after his or her Entry Date during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (in whole number increments)

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Appendix A

of his or her Compensation on each such payroll date. All such payroll deductions made by a participant in respect of the Plan shall be credited to his or her account under the Plan as Contributions. A participant may not make any additional payments into such account. A participant’s contribution election shall remain in effect for successive Purchase Periods and Offering Periods unless and until such election is terminated in accordance with Section 10.

b.

Subject to the limitations set forth in Sections 3(c) and 7, a participant (i) who has elected to participate in the Plan pursuant to Section 5(a) as of an Entry Date and (ii) who takes no action to change or revoke such election for the next following Offering Period and/or for any subsequent Offering Period prior to the Offering Date for any such respective Offering Period shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Offering Periods as was in effect immediately prior to such respective Offering Date.

c.

A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period, may decrease the rate of his or her Contributions during such Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

7.

Grant of Option. On the Offering Date for each Offering Period, or on an Eligible Employee’s Entry Date if later, each Eligible Employee participating in such Offering Period shall be granted an option to purchase at the Purchase Price on each Exercise Date during such Offering Period, a number of whole shares of Common Stock determined by dividing such Eligible Employee’s Contribution accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the Purchase Price; provided, however, that the maximum number of shares an Eligible Employee may purchase during each Offering Period shall be 5,000 shares, and provided, further, that such purchase shall be subject to the limitations set forth in Section 3(c) and Section 12. If a participant’s payroll deductions are limited by the application of this Section 7 during any Offering Period, then, subject to Section 10, such deductions shall recommence at the rate provided in such participant’s payroll deduction authorization on the Offering Date for the next following Offering Period.

8.

Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on each Exercise Date of an Offering Period, and the maximum number of whole shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on that Exercise Date. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.

Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each participant, as appropriate, including, but not limited to, direct deposit into a book entry account or brokerage account, the shares purchased upon exercise of his or her option on such Exercise Date. Amounts representing fractional shares will be retained as Contributions and be carried forward for use in subsequent purchases.

10.	Voluntary Withdrawal; Termination of Employment.

a.

A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to two (2) business days prior to the Exercise Date in an Offering Period by giving notice to the Committee (or its designee) in a form approved by the Committee. All of the participant’s Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further payroll deductions will be made or Contributions credited to his or her account during the Offering Period.

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b.

Upon termination of a participant’s Continuous Status as an Eligible Employee prior to an Exercise Date of an Offering Period for any reason, including retirement or death or due to a participant becoming an Officer, or for no reason whatsoever, the Contributions credited to his or her account will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant’s option will be automatically terminated.

c.	Should a participant voluntarily withdraw from participation during an Offering Period, the participant will not be eligible to participate in the Plan until the next Offering Date.

11.	Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.	Stock.

a.

Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock that may be sold under the Plan shall be one million (1,000,000) shares, which shares may be unissued or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. If the total number of shares that would otherwise be subject to options granted pursuant to Section 7 on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Eligible Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

b.

For the avoidance of doubt, if any option granted under the Plan is cancelled or otherwise terminates or expires without the actual delivery of shares pursuant to such option, then the shares subject to such option shall again be available under the Plan.

c.

No participant will have any voting, dividend or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such option has been exercised and such shares have been delivered to the participant as contemplated in Section 9.

d.	Shares to be delivered to a participant under the Plan will be registered in the “street name” of a broker approved by the Committee.

13.

Administration. The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such designated Employees of the Company as the Committee deems appropriate; provided, however, that any delegation of administrative authority shall only be permitted to the extent that it is permissible under applicable provisions of the Code and applicable securities laws and the rules of any securities exchange on which the Common Stock is listed, quoted or traded. Any delegation hereunder shall be subject to such restrictions and limitations as the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new designee. Each designee, if any, appointed under this Section 13 shall serve in such capacity at the pleasure of the Committee.

14.	Designation of Beneficiary.

a.

A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive

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Appendix A

any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b.

Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by the submission of written notice, which written notice may be in electronic form. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.

Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.

Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.

Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Eligible Employees promptly following each Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.	Adjustments Upon Changes in Capitalization; Corporate Transactions.

a.

Adjustment. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period and the price per share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a spin-off, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b.

Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a sale of all or substantially all of the assets of the Company or a merger of Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such

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Appendix A

successor corporation or a parent or Subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18(b), an option granted under the Plan shall be deemed to be assumed or substituted if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

19.	Amendment or Termination.

a.

The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Sections 13 or 18, no such termination may affect options previously granted. Except as provided in Section 18 and this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall seek to obtain stockholder approval in such a manner and to such a degree as so required.

b.

Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than US dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.

20.

Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.	Conditions Upon Issuance of Shares.

a.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed, and

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Appendix A

shall be further subject to the approval of counsel for the Company with respect to such compliance.

b.

The Company shall not be obligated to grant options or to offer, issue, sell or deliver shares of Common Stock under the Plan to any employee who is a citizen or resident of a non-U.S. jurisdiction if (i) the grant of an option under the Plan to a citizen or resident of such jurisdiction is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

c.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

d.	Each participant agrees, by entering the Plan, to promptly give the Committee (or its designee) notice of any “disqualifying disposition” (as defined in Section 421(b) of the Code).

e.

The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to all applicable tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a participant of any Common Stock acquired pursuant to the Plan. The Company may require a participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such participant.

22.	Miscellaneous Provisions.

a.

Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

b.

The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Designated Subsidiary and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an Employee to purchase Common Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company or any Designated Subsidiary shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Designated Subsidiary or to restrict the right of the Company or any Designated Subsidiary to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Designated Subsidiary the right to require any person to remain in the employ of the Company or such Designated Subsidiary or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

c.

If any provision of the Plan shall be held illegal or invalid for any reason, then such illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

d.

The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except as superseded by applicable federal law.

e.

Any of the payroll deduction authorizations, enrollment documents and any other forms and designations referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

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Appendix A

f.

No person affiliated with the Plan in any capacity, including, without limitation, Carriage and its Designated Subsidiaries and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any particular tax treatment will be applicable to a participant on account of, or with respect to, participation in the Plan.

g.

Nothing contained in the Plan shall be construed to prevent the Company or any of its affiliates from taking any action (including any action to suspend, terminate, amend or modify the Plan) that is deemed by the Company or any of its affiliates to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan. No participant or other person shall have any claim against the Company or any of its affiliates as a result of any such action.Nothing contained in the Plan shall be construed to prevent the Company or any of its affiliates from taking any action (including any action to suspend, terminate, amend or modify the Plan) that is deemed by the Company or any of its affiliates to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan. No participant or other person shall have any claim against the Company or any of its affiliates as a result of any such action.

23.

Term of Plan; Effective Date. The Plan originally became effective as of March 6, 2007 and was approved by the stockholders of the Company on May 22, 2007. The Plan is being amended and restated hereby effective as of August 1, 2013 and shall continue until all the Shares available pursuant to Section 12 have been issued, unless earlier terminated by the Board pursuant to Section 19.

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Appendix A

FIRST AMENDMENT TO

THE AMENDED AND RESTATED

CARRIAGE SERVICES, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Carriage Services, Inc. maintains the Amended and Restated Carriage Services 2007 Employee Stock Purchase Plan (effective August 1, 2013) (the “Plan”); and

WHEREAS, the Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code, and the Plan originally became effective as of March 6, 2007, and was amended and restated effective as of August 1, 2013 to incorporate certain changes; and

WHEREAS, the Board has authorized the amendment of this Plan effective as of May 16, 2018 to increase the number of shares of Common Stock that may be sold under the Plan by an additional two hundred fifty thousand (250,000) shares and to incorporate certain other changes as provided herein.

NOW, THEREFORE, BE IT RESOLVED that the Plan is amended as follows:

1.	Section 2(g) of the Plan is amended in its entirety as follows:

“Continuous Status as an Eligible Employee” shall mean the absence of any interruption or termination of service as an Eligible Employee. Continuous Status as an Eligible Employee shall not be considered interrupted in the case of (i) military leave, sick leave or any other leave of absence approved in writing by the Company, provided that any such military, sick or other leave of absence is for a period of not more than three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (ii) transfers between locations of the Company or between the Company and its Designated Subsidiaries.

2.	Section 12 of the Plan is amended to replace the number one million (1,000,000) with one million two hundred fifty thousand (1,250,000).

3.	Section 23 of the Plan shall be amended in its entirety as follows:

Term of Plan; Effective Date. The Plan originally became effective as of March 6, 2007 and was approved by the stockholders of the Company on May 22, 2007. The Plan was amended and restated hereby effective as of August 1, 2013, and the Plan is being amended effective as of May 16, 2018, and shall continue until all the Shares available pursuant to Section 12 have been issued, unless earlier terminated by the Board pursuant to Section 19.

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Appendix A

SECOND AMENDMENT TO THE AMENDED AND RESTATED

CARRIAGE SERVICES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Carriage Services, Inc. (the “Company”) maintains the Amended and Restated Carriage Services 2007 Employee Stock Purchase Plan (effective August 1, 2013) (the “Plan”); and

WHEREAS, the Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code,[1] and the Plan originally became effective as of March 6, 2007, and was amended and restated effective as of August 1, 2013 to incorporate certain changes, and was then further amended, effective May 16, 2018; and

WHEREAS, the Company’s Board of Directors has authorized the amendment of this Plan, effective July 31, 2019, to allow for all employees of the Company to participate in the Plan and to allow all participants of the Plan to increase and decrease their Contributions one time per Purchase Period.

NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

1.	Section 2(j) of the Plan is amended in its entirety as follows:

“’Eligible Employee’ shall mean any Employee.”

2.	Section 3(c) of the Plan is amended in its entirety as follows:

“Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.”

3.	The last sentence of Section 6(a) of the Plan shall be amended in its entirety as follows:

“A participant’s contribution election shall remain in effect for successive Purchase Periods and Offering Periods unless and until such election is terminated or changed in accordance with this Plan.”

4.	The first sentence of Section 6(c) of the Plan shall be amended in its entirety as follows:

“A participant may discontinue his or her participation in the Plan as provided in Section 10 or on one occasion only during an Offering Period; may decrease the rate of his or her Contributions on one occasion only during a Purchase Period; and may increase the rate of his or her Contributions on one occasion only during a Purchase Period; all by completing and filing with the Company a new subscription agreement.”

[1]	“Code” and all other capitalized terms not otherwise defined in this Second Amendment, shall have the same definition as provided in the Plan.

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APPENDIX B

THIRD AMENDMENT TO THE

AMENDED AND RESTATED

CARRIAGE SERVICES, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Carriage Services, Inc. (“Carriage”) maintains the Amended and Restated Carriage Services 2007 Employee Stock Purchase Plan (effective August 1, 2013), as amended by the First Amendment effective as of May 16, 2018, and as further amended by the Second Amendment effective as of July 31, 2019 (collectively, the “Plan”); and

WHEREAS, the Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code,[1] and the Plan originally became effective as of March 6, 2007, and was amended and restated effective as of August 1, 2013 to incorporate certain changes; and

WHEREAS, the Carriage Board of Directors (the “Board”), based on the recommendation and approval of the Board’s Compensation Committee, has authorized the Third Amendment of this Plan effective as of May 18, 2021, subject to the approval of Carriage’s shareholders, to increase the number of shares of Common Stock that may be sold under the Plan by an additional three hundred thousand (300,000) shares and to incorporate certain other changes as provided herein.

NOW, THEREFORE, BE IT RESOLVED that the Plan is amended as follows:

1.	Section 12(a) of the Plan is amended to replace the number one million two hundred fifty thousand (1,250,000) with one million five hundred fifty thousand (1,550,000).

2.	Section 23 of the Plan shall be amended in its entirety as follows:

Term of Plan; Effective Date. The Plan originally became effective as of March 6, 2007 and was approved by the stockholders of the Company on May 22, 2007. The Plan was amended and restated hereby effective as of August 1, 2013. The Plan was amended effective as of May 16, 2018, further amended effective as of July 31, 2019, and is being further amended effective as of May 18, 2021, and shall continue until all the Shares available pursuant to Section 12 have been issued, unless earlier terminated by the Board pursuant to Section 19.

[1]	“Code” and all other capitalized terms not otherwise defined in this Third Amendment, shall have the same definition as provided in the Plan.

2021 Proxy Statement        B-1

APPENDIX C

FIRST AMENDMENT TO THE

CARRIAGE SERVICES, INC.

2017 OMNIBUS INCENTIVE PLAN

WHEREAS, Carriage Services, Inc. (“Carriage”) maintains the Carriage Services, Inc. 2017 Omnibus Incentive Plan (effective May 17, 2017) (the “Plan”); and

WHEREAS, the Carriage Board of Directors (the “Board”), based on the recommendation and approval of the Board’s Compensation Committee, has authorized the amendment of this Plan effective as of May 18, 2021, subject to the approval of Carriage’s shareholders, to increase the number of shares of Common Stock that may be the subject of Awards[1] and issued under the Plan by an additional one million five hundred thousand (1,500,000) shares, as provided herein.

NOW, THEREFORE, BE IT RESOLVED that the Plan is amended as follows:

1.	Section 4.1 of the Plan is amended in its entirety as follows:

“Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under Section 4.4 (Adjustments) and Section 17.2 (Actions Respecting Awards), the total number of Shares that may be the subject of Awards and issued under the Plan shall be the sum of (i) 2,500,000 Shares and (ii) the number of Shares available for grant under the Prior Plan as of the Effective Date. Such Shares may be authorized and unissued Shares. Any of the authorized Shares may be used for any type of Award under the Plan, and any or all of the Shares may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of Shares available for Awards under this Section 4.1, the number of shares available for issuance under the Plan shall be reduced by one (1.00) Share for every one (1.00) Share granted in respect of an Award.”

[1]	“Awards” and all other capitalized terms not otherwise defined in this First Amendment, shall have the same definition as provided in the Plan.

2021 Proxy Statement        C-1

CARRIAGE SERVICES CARRIAGE SERVICES, INC. 3040 Post Oak Boulevard, Suite 300 Houston, Texas 77056 713.332.8400 www.carriageservices.com

ANNUAL MEETING OF STOCKHOLDERS OF

CARRIAGE SERVICES, INC.

3040 Post Oak Blvd., Suite 850
Houston, Texas 77056

20233330000000001000 7 051821

NOMINEES:
- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

○ Melvin C. Payne
○ James R. Schenck

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
CARRIAGE SERVICES, INC.
3040 Post Oak Blvd., Suite 850 Houston, Texas 77056
May 18, 2021
9:00 a.m. Central Time
Directions to attend the meeting in person may be obtained by contacting the Corporate Secretary at 713-332-8400
Please complete, sign, date and mail your proxy card in the envelope provided as soon as possible.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 18, 2021:
The Proxy Statement and 2020 Annual Report to Stockholders are available on the Internet at https://investors.carriageservices.com/sec-filings-annual-reports-proxy-investor-materials
Please detach along perforated line and mail in the envelope provided.
20233330000000001000 7 051821
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES,
AND “FOR” PROPOSALS 2, 3, 4 AND 5. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. Election of two Class I Directors for a three-year term ending at the 2024 Annual Meeting of Stockholders.
NOMINEES:
FOR ALL NOMINEES O O Melvin C Payne. James R. Schenck
FOR WITHHOLD ALL NOMINEES AUTHORITY
FOR (See ALL instructions EXCEPT below)
2.To approve on an advisory basis our 2020 Named Executive Officer compensation.
3.Approve our proposed Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan.
4.Approve our proposed First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan.
5.Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended 2021.
Note: In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment(s) thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
MARKâ
^“X” HERE IF YOU PLAN TO ATTEND THE MEETING.
To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via
Signature of StockholderDate:Signature of StockholderDate:
Note: Please full title sign as such exactly . If the as signer your name is a corporation, or names appear please on sign this full Proxy corporate . When name shares by duly are authorized held jointly, officer, each holder giving should full title sign as such .When . If signer signing is a as partnership, executor, administrator, please sign in attorney, partnership trustee name or by guardian, authorized please person give.

ANNUAL MEETING OF STOCKHOLDERS OF

CARRIAGE SERVICES, INC.

3040 Post Oak Blvd., Suite 850
Houston, Texas 77056

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20233330000000001000 7 051821

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Melvin C. Payne
○ James R. Schenck

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
CARRIAGE SERVICES, INC.
3040 Post Oak Blvd., Suite 850 Houston, Texas 77056
May 18, 2021
9:00 a.m. Central Time
Directions to attend the meeting in person may be obtained by contacting the Corporate Secretary at 713-332-8400
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen COMPANY NUMBER instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting. ACCOUNT NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON—You may vote your shares in person by attending the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to
be Held on May 18, 2021:
The Proxy Statement and 2020 Annual Report to Stockholders are available on the Internet at https://investors.carriageservices.com/sec-filings-annual-reports-proxy-investor-materials
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.
20233330000000001000 7 051821
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES,
AND “FOR” PROPOSALS 2, 3, 4 AND 5. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. Election of two Class I Directors for a three-year term ending at the 2024 Annual
Meeting of Stockholders.
NOMINEES:
FOR ALL NOMINEES O O Melvin C Payne. James R. Schenck
FOR WITHHOLD ALL NOMINEES AUTHORITY
FOR (See ALL instructions EXCEPT below)
2.To approve on an advisory basis our 2020 Named Executive Officer compensation.
3.Approve our proposed Third Amendment to the Amended and Restated Carriage Services, Inc. 2007 Employee Stock Purchase Plan.
4.Approve our proposed First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan.
5.Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended 2021.
Note: In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment(s) thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via
MARKâ^“X” HERE IF YOU PLAN TO ATTEND THE MEETING.
Signature of StockholderDate:Signature of StockholderDate:
Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such ..WhenIf signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
CARRIAGE SERVICES, INC.
To Be Held On: May 18, 2021 at 9:00 a.m. Central Time 3040 Post Oak Blvd., Suite 850, Houston, Texas 77056
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/7/21.
Please visit https://investors.carriageservices.com/sec-filings-annual-reports-proxy-investor-materials, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
TO REQUEST MATERIAL:TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.
1. Election of two Class I Directors for a three-year term ending at the 2024 Annual Meeting of Stockholders.
2. To approve on an advisory basis our 2020 Named Executive Officer compensation.
NOMINEES: Melvin C
James R.. Payne Schenck
3.Approve our proposed Third Amendment to the Amended and Restated Carriage Services, Inc.
2007 Employee Stock Purchase Plan.
4.Approve our proposed First Amendment to the Carriage Services, Inc. 2017 Omnibus Incentive Plan.
5.Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended 2021.
Note: In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment(s) thereof.
Please note that you cannot use this notice to vote by mail.
0

CARRIAGE SERVICES, INC.
Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on May 18, 2021
The undersigned, hereby revoking all prior proxies, hereby appoints Melvin C. Payne and Steven D. Metzger, and each of them, his true and lawful proxies, with full and several power of substitution, to vote all the shares of Common Stock of CARRIAGE SERVICES, INC. standing in the name of the undersigned, at the Annual Meeting of Stockholders of CARRIAGE SERVICES, INC. to be held on May 18, 2021 and at any adjournments or postponements thereof, on all matters coming before said meeting.
This proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, this proxy will be voted FOR the election of the director nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and as the proxies deem advisable on all other matters that may properly come before the meeting.
(Continued and to be signed on the reverse side)
1.1 14475